Exhibit 10.31

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ASSISTANCE AGREEMENT

1. Award No. DE-EE0002882	2. Modification No. 007	3. Effective Date 12/28/2009	4. CFDA No. 81.087

5. Award To ENERKEM MISSISSIPPI BIOFUELS LLC Attn: DANNY VAUGHN PO BOX 717 222 WEST REYNOLDS STREET PONTOTOC MS 38863	6. Sponsoring Office Energy Effcy & Renewable Energy	7. Period of Performance 12/28/2009 Through 05/31/2012
8. Type of Agreement ☐ Grant ☒ Cooperative Agreement ☐ Other	9. Authority 109-58, Energy Policy Act (2005) 111-5, Recovery Act (2009)	10. Purchase Request or Fund Document No. 12EE000139
11. Remittance Address ENERKEM MISSISSIPPI BIOFUELS LLC Attn: DANNY VAUGHN PO BOX 717 222 WEST REYNOLDS STREET PONTOTOC MS 38863	12. Total Amount Govt. Share: $50,000,000.00 Cost Share : $[ * ] Total : $[ * ]	13. Funds Obligated This action: $0.00 Total : $50,000,000.00

14. Principal Investigator Danny Vaughn Phone: 662-297-7415	15. Program Manager Glenn M. Doyle Phone: 720-356-1521	16. Administrator Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401-3393

17. Submit Payment Requests To OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center PO BOX 4517 Oak Ridge TN 37831	18. Paying Office OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center PO BOX 4517 Oak Ridge TN 37831	19. Submit Reports To

20. Accounting and Appropriation Data See Schedule

21. Research Title and/or Description of Project RECOVERY ACT — HETEROGENEOUS FEED BIOREFINERY PROJECT

For the Recipient	For the United States of America
22. Signature of Person Authorized to Sign	25. Signature of Grants/Agreements Officer Signature on File

23. Name and Title	24. Date Signed	26. Name of Officer Melissa Y. Wise	27. Date Signed 11/23/2011

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
DE-EE0002882 / 007

NAME OF OFFEROR OR CONTRACTOR

ENERKEM MISSISSIPPI BIOFUELS LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DUNS Number:  830512609

1)      Complete a novation, changing the recipient from Enerkem Corporation to Enerkem Mississippi Biofuels LLC. See Attachment 6 for a copy of the signed and executed novation agreement which, by this modification, is incorporated by reference into this award; and

2)      Delete and Replace the Special Terms and Conditions to incorporate the following changes:

a.      Add Provision 21, “At Risk for Financial Capability”;

b.      Delete and replace Provision 2, “Award Agreement Terms and Conditions”; and

c.      Delete and replace Provision 4, “Award Project Period and Budget Periods.”

All other terms and conditions remain unchanged.

In Block 7 of the Assistance Agreement, the Period of Performance reflects the beginning of the Project Period through the end of the current Budget Period, shown as 12/28/2009 through 05/31/2012. For multiple Budget Periods, see Special Terms and Conditions, Provision 4, “Award Project Period and Budget Periods.”

DOE Award Administrator: Brenda Dias

E-mail: brenda.dias@go.doe.gov

Phone: 720-356-1519

DOE Project Officer: Glenn Doyle

E-mail: glenn.doyle@go.doe.gov

Phone: 720-356-1521

Recipient Business Officer: Jocelyn Auger

E-mail: jauger@enerkem.com

Phone: 514-875-0284 ext. 262

Recipient Principal Investigator: Danny Vaughn

E-mail: dvaughn@enerkem.com

Phone: 662-297-7415

“Electronic signature or signatures as used in this document means a method of signing an electronic message that—

(A)   Identifies and authenticates a particular person as the source of the electronic message;

Continued ...

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2

NAME OF OFFEROR OR CONTRACTOR

ENERKEM MISSISSIPPI BIOFUELS LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

(B)           Indicates such person’s approval of the information contained in the electronic message; and,

(C)           Submission via FedConnect constitutes electronically signed documents.”

ASAP:  NO Extent Competed: COMPETED Davis-Bacon

Act:  YES

JULY 2004

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3

SPECIAL TERMS AND CONDITIONS

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

26.	INDEMNITY	11

27.	SPECIAL PROVISIONS RELATING TO WORK FUNDED UNDER AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009 (MAY 2009)	11

28.	REPORTING AND REGISTRATION REQUIREMENTS UNDER SECTION 1512 OF THE RECOVERY ACT	15

29.	REQUIRED USE OF AMERICAN IRON, STEEL, AND MANUFACTURED GOODS — SECTION 1605 OF THE AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009	16

30.	REQUIRED USE OF AMERICAN IRON, STEEL, AND MANUFACTURED GOODS (COVERED UNDER INTERNATIONAL AGREEMENTS) — SECTION 1605 OF THE AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009	19

31.	RECOVERY ACT TRANSACTIONS LISTED IN SCHEDULE OF EXPENDITURES OF FEDERAL AWARDS AND RECIPIENT RESPONSIBILITIES FOR INFORMING SUBRECIPIENTS	23

32.	WAGE RATE REQUIREMENTS UNDER SECTION 1606 OF THE RECOVERY ACT	23

33.	DAVIS BACON ACT AND CONTRACT WORK HOURS AND SAFETY STANDARDS ACT	24

34.	CONTINGENCY	34

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.                                      RESOLUTION OF CONFLICTING CONDITIONS

Any apparent inconsistency between Federal statutes and regulations and the terms and conditions contained in this award must be referred to the DOE Award Administrator for guidance.

2.                                      AWARD AGREEMENT TERMS AND CONDITIONS

This award/agreement consists of the Grant and Cooperative Agreement Cover Page, plus the following:

a.                                       Special Terms and Conditions.

b.                                      Attachments:

Attachment Number Title

1.             Intellectual Property Provisions

2.             Statement of Project Objectives

3.             Federal Assistance Reporting Checklist and Instructions

4.             Budget Pages (SF 424A)

5.             Requirements for Contingency Funds for Integrated Biorefinery Projects

6.             Executed Novation Agreement

c.                                       Applicable program regulations

d.                                      DOE Assistance Regulations, 10 CFR Part 600 at http://ecfr.gpoaccess.gov.

e.                                       If the award is for research and the award is for a university or non-profit, the Research Terms & Conditions and the DOE Agency Specific Requirements at http://www.nsf.gov/bfa/dias/policy/rtc/index.jsp apply.

f.                                         Application/proposal as approved by DOE.

g.                                      National Policy Assurances to Be Incorporated as Award Terms in effect on date of award at http://management.energy.gov/business doe/1374.htm.

3.                                      ELECTRONIC AUTHORIZATION OF AWARD DOCUMENTS

Acknowledgement of award documents by the Recipient’s authorized representative through electronic systems used by the Department of Energy, specifically FedConnect, constitutes the Recipient’s acceptance of the terms and conditions of the award.  Acknowledgement via FedConnect by the Recipient’s authorized representative constitutes the Recipient’s electronic signature.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

4.                                      AWARD PROJECT PERIOD AND BUDGET PERIODS

The Project Period for this award is 12/28/2009 through 09/30/2013, consisting of the following Budget Periods:

Budget Period	Start Date	End Date
1	12/28/2009	05/31/2012
2	06/01/2012	09/30/2013

5.                                      PAYMENT PROCEDURES — REIMBURSEMENT THROUGH THE AUTOMATED CLEARING HOUSE (ACH) VENDOR INQUIRY PAYMENT ELECTRONIC REPORTING SYSTEMS (VIPERS)

a.                                       Method of Payment.  Payment will be made by reimbursement through ACH.

b.                                      Requesting Reimbursement.  Requests for reimbursements must be made electronically through Department of Energy’s Oak Ridge Financial Service Center (ORFSC) VIPERS. To access and use VIPERS, you must enroll at https://finweb.oro.doe.gov/vipers.htm.  Detailed instructions on how to enroll are provided on the web site.

For non-construction awards, you must submit a Standard Form (SF) 270, “Request for Advance or Reimbursement,” at https://finweb.oro.doe.gov/vipers.htm and attach a file containing appropriate supporting documentation.  The file attachment must show the total Federal share claimed on the SF 270, the non-Federal share claimed for the billing period if cost sharing is required, and cumulative expenditures to date (both Federal and non-Federal) for each of the following categories: salaries/wages and fringe benefits; equipment; travel; participant/training support costs, if any; other direct costs, including subawards/contracts; and indirect costs.  For construction awards, you must submit a SF 271, “Outlay Report and Request for Reimbursement for Construction Programs,” through VIPERS.

c.                                       Timing of submittals.  Submittal of the SF 270 or SF 271 should coincide with your normal billing pattern, but not more frequently than every two weeks.  Requests for reimbursement must be limited to the amount of disbursements made during the billing period for the Federal share of direct project costs and the proportionate share of any allowable indirect costs incurred during that billing period.

d.                                      Adjusting payment requests for available cash.  You must disburse any funds that are available from repayments to and interest earned on a revolving fund, program income, rebates, refunds, contract settlements, audit recoveries, credits, discounts, and interest earned on any of those funds before requesting additional cash payments from DOE.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

e.                                       Payments.  The DOE approving official will approve the invoice as soon as practical, but not later than 30 days after your request is received, unless the billing is improper.  Upon receipt of an invoice payment authorization from the DOE approving official, the ORFSC will disburse payment to you.  You may check the status of payments at the VIPER web site.  All payments are made by electronic funds transfer to the bank account identified on the ACH Vendor/Miscellaneous Payment Enrollment Form (SF 3881) that you filed.

6.                                      COST SHARING FFRDC NOT INVOLVED

a.                                       Total Estimated Project Cost is the sum of the Federal Government share and Recipient share of the estimated project costs.  The Recipient’s cost share must come from non-Federal sources unless otherwise allowed by law.  By accepting Federal funds under this award, you agree that you are liable for your percentage share of total allowable project costs, on a budget period basis, even if the project is terminated early or is not funded to its completion.  This cost is shared as follows:

Budget Period	DOE Cost Share $ / %	Recipient Cost Share $ / %	Total Estimated Costs
1	$[ * ] / 50%	$[ * ] / 50%	$[ * ] / 100%
Total Project	$[ * ] / 50%	$[ * ] / 50%	$[ * ] / 100%

b.                                      If you discover that you may be unable to provide cost sharing of at least the amount identified in paragraph a of this Article, you should immediately provide written notification to the DOE Award Administrator, indicating whether you will continue or phase out the project.  If you plan to continue the project, the notification must describe how replacement cost sharing will be secured.

c.                                       You must maintain records of all project costs that you claim as cost sharing, including in-kind costs, as well as records of costs to be paid by DOE. Such records are subject to audit.

d.                                      Failure to provide the cost sharing required by this Article may result in the subsequent recovery by DOE of some or all the funds provided under the award.

7.                                      REBUDGETING AND RECOVERY OF INDIRECT COSTS

a.                                       If actual allowable indirect costs are less than those budgeted and funded under the award, you may use the difference to pay additional allowable direct costs during the project period.  If at the completion of the award the Government’s share of total allowable costs (i.e., direct and indirect), is less than the total costs reimbursed, you must refund the difference.

b.                                      Recipients are expected to manage their indirect costs.  DOE will not amend an award solely to provide additional funds for changes in indirect cost rates.  DOE recognizes that the inability to obtain full reimbursement for indirect costs means

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

the Recipient must absorb the underrecovery.  Such underrecovery may be allocated as part of the organization’s required cost sharing.

8.                                      FINAL INCURRED COST AUDIT

In accordance with 10 CFR 600, DOE reserves the right to initiate a final incurred cost audit on this award.  If the audit has not been performed or completed prior to the closeout of the award, DOE retains the right to recover an appropriate amount after fully considering the recommendations on disallowed costs resulting from the final audit.

9.                                      STATEMENT OF FEDERAL STEWARDSHIP

DOE will exercise normal Federal stewardship in overseeing the project activities performed under this award.  Stewardship activities include, but are not limited to, conducting site visits; reviewing performance and financial reports; providing technical assistance and/or temporary intervention in unusual circumstances to correct deficiencies which develop during the project; assuring compliance with terms and conditions; and reviewing technical performance after project completion to ensure that the award objectives have been accomplished.

10.                              STATEMENT OF SUBSTANTIAL INVOLVEMENT

1.                                       Government Insight

In order to adequately monitor project progress and provide technical direction and/or redirection to the Recipient, DOE must be provided an adequate level of insight into various Recipient activities.  Government Insight activities by DOE include attendance at Recipient meetings, reviews and tests, as well as access for DOE’s consultants to perform independent evaluations of Recipient’s plans and processes.  Recipient shall notify the DOE Project Officer of meetings, reviews, and tests in sufficient time to permit DOE participation, and provide all appropriate documentation for DOE review.

2.                                       Specific activities to be conducted by DOE

a.                                       Risk Evaluation —DOE will review the Recipient’s initial Risk Mitigation Plan (RM P) for quality and completeness.  DOE will also monitor updates to the RM P and actions taken by the Recipient during the performance of its award to mitigate risks and improve the probability of successful execution of the integrated Biorefinery project.  At DOE’s discretion, additional independent risk analyses of the project by DOE consultants may be requested.

b.                                      Independent Engineering Assessments —DOE will engage a private, independent engineering (IE) firm to assist in assessing the progress of the project and provide timely and accurate reports to DOE. The Recipient will ensure that the IE has access to any and all relevant documentation sufficient to allow the I E to provide

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

independent evaluations to DOE on the progress of the project.  Such documentation includes but is not limited to the following:

•              Drawings and specifications

•              Construction and Execution plans

•              Resource loaded schedules

•              Design functions and requirements for the site final design review

•              Risk management plans

•              Value management and engineering studies and/or plans

•              Acquisition strategies

•              Project execution plans

•              Project controls including earned value management systems

•              Qualifications of the integrated project team.

•              Financial strategy for funding the construction project

•              Updated marketing and business plan

•              Invoices submitted to DOE

DOE will evaluate the quality and completeness of information and documentation provided by the Recipient to DOE and its consultants in order to allow DOE to provide technical direction and/or redirection to the Recipient about how best to achieve the purposes of the award.  Consultants to DOE may not provide technical direction and/or redirection to the Recipient.

11.                               SITE VISITS

DOE’s authorized representatives have the right to make site visits at reasonable times to review project accomplishments and management control systems and to provide technical assistance, if required.  You must provide, and must require your subawardees to provide, reasonable access to facilities, office space, resources, and assistance for the safety and convenience of the government representatives in the performance of their duties.  All site visits and evaluations must be performed in a manner that does not unduly interfere with or delay the work.

12.                               REPORTING REQUIREMENTS

a.                                       Requirements.  The reporting requirements for this award are identified on the Federal Assistance Reporting Checklist, DOE F 4600.2, attached to this award.  Failure to comply with these reporting requirements is considered a material noncompliance with the terms of the award.  Noncompliance may result in withholding of future payments, suspension or termination of the current award, and withholding of future awards.  A willful failure to perform, a history of failure to perform, or unsatisfactory performance of this and/or other financial assistance awards, may also result in a debarment action to preclude future awards by Federal agencies.

b.                                      Dissemination of scientific/technical reports.  Scientific/technical reports submitted under this award will be disseminated on the Internet via the DOE

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Information Bridge (www.osti.gov/bridge), unless the report contains patentable material, protected data or SBIR/STTR data.  Citations for journal articles produced under the award will appear on the DOE Energy Citations Database (www.osti.gov/energycitations).

c.                                       Restrictions.  Reports submitted to the DOE Information Bridge must not contain any Protected Personal Identifiable Information (PII), limited rights data (proprietary data), classified information, information subject to export control classification, or other information not subject to release.

13.                               PUBLICATIONS

a.                                       You are encouraged to publish or otherwise make publicly available the results of the work conducted under the award.

b.                                      An acknowledgment of DOE support and a disclaimer must appear in the publication of any material, whether copyrighted or not, based on or developed under this project, as follows:

Acknowledgment: “This material is based upon work supported by the Department of Energy [National Nuclear Security Administration] [add name(s) of other agencies, if applicable] under Award Number(s) [enter the award number(s)].”

Disclaimer:  “This report was prepared as an account of work sponsored by an agency of the United States Government.  Neither the United States Government nor any agency thereof, nor any of their employees, makes any warranty, express or implied, or assumes any legal liability or responsibility for the accuracy, completeness, or usefulness of any information, apparatus, product, or process disclosed, or represents that its use would not infringe privately owned rights.  Reference herein to any specific commercial product, process, or service by trade name, trademark, manufacturer, or otherwise does not necessarily constitute or imply its endorsement, recommendation, or favoring by the United States Government or any agency thereof.  The views and opinions of authors expressed herein do not necessarily state or reflect those of the United States Government or any agency thereof.”

14.                               FEDERAL, STATE, AND MUNICIPAL REQUIREMENTS

You must obtain any required permits and comply with applicable federal, state, and municipal laws, codes, and regulations for work performed under this award.

15.                               INTELLECTUAL PROPERTY PROVISIONS AND CONTACT INFORMATION

a.                                       The intellectual property provisions applicable to this award are provided as an attachment to this award or are referenced in the Agreement Cover Page.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

b.                                      Questions regarding intellectual property matters should be referred to the DOE Award Administrator identified and the Patent Counsel designated as the service provider for the DOE office that issued the award.

Patent Counsel for the Golden Field Office is Julia Moody, who may be reached at julia.moody@go.doe.gov or 720-356-1699.

16.                               CONTINUATION APPLICATION AND FUNDING

a.                                       Continuation Application.  A continuation application is a non-competitive application for an additional budget period within a previously approved project period.  At least 60 days before the end of each budget period, your continuation application must be submitted to the DOE Project Officer and the DOE Award Administrator identified in the Assistance Agreement, to be eligible to receive a continuation award for the next budget period.  The continuation application must include the following information:

1.                                       Application for Federal Assistance, SF-424.

2.                                       A continuation report, which must provide a summary of the progress towards meeting the objectives of the award, including any significant findings, conclusions, or developments, a comparison of actual accomplishment with the objectives established for the reporting period (milestones, deliverables, decision point criteria and stage gates), reasons for slippage if goals were not met, an estimate of any unobligated balances remaining at the end of the budget period, and when applicable an explanation of cost overruns or underruns.  A description of your plans for the award during the upcoming budget period and any variance from the DOE approved objectives needs to be included in the continuation application package.

3.                                       A detailed budget and supporting justification for the upcoming budget period with the supporting documentation below, including an estimate of DOE funds expected to be remaining at the end of the current budget period:

a)                                      Budget Information — Non Construction Programs, SF-424A.

b)                                     Cost Reasonableness Determination, PMC 123.1 (Excel Version).

4.                                       Environmental Checklist, EF1, (This form should be completed on-line at https://www.eere-pmc.energy.gov/).

5.                                       Commitment Letters from Third Parties Contributing to Cost Sharing, if applicable.

6.                                       Statement of Project Objectives (SOPO), if revision is required.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

b.                                      Continuation Funding.  Continuation funding is contingent on: (1) availability of funds; (2) meeting the objectives, milestones, deliverables, decision point criteria and stage gates of your award and obtaining approval from DOE to continue work on the project (DOE authorizing either Pass or Redirect through a stage-gate review); (3) submittal of required reports; or (4) compliance with the terms and conditions of the award.

17.                               LOBBYING RESTRICTIONS

By accepting funds under this award, you agree that none of the funds obligated on the award shall be expended, directly or indirectly, to influence congressional action on any legislation or appropriation matters pending before Congress, other than to communicate to Members of Congress as described in 18 U.S.C. 1913.  This restriction is in addition to those prescribed elsewhere in statute and regulation.

18.                               NOTICE REGARDING THE PURCHASE OF AMERICAN-MADE EQUIPMENT AND PRODUCTS — SENSE OF CONGRESS

It is the sense of the Congress that, to the greatest extent practicable, all equipment and products purchased with funds made available under this award should be American-made.

19.                               PROPERTY

Real property and equipment acquired by the Recipient shall be subject to the rules set forth in 10 CFR 600.130-137, 10 CFR 600.231-233, or 10 CFR 600.320-324, as applicable.

Consistent with the goals and objectives of this project, the Recipient may continue to use Recipient acquired property beyond the Period of Performance, without obligation, during the period of such use, to extinguish DOE’s conditional title to such property as described in 10 CFR 600.132-135, 10 CFR 600.231-233, or 600.321-324, subject to the following: (a) the Recipient continues to utilize such property for the objectives of the project as set forth in the Statement of Project Objectives; (b) DOE retains the right to periodically ask for, and the Recipient agrees to provide, reasonable information concerning the use and condition of the property; and (c) the Recipient follows the property disposition rules set forth in the applicable sections of 10 CFR Part 600, if the property is no longer used by the Recipient for the objectives of the project, and the fair market value of property exceeds $5,000.

Once the per unit fair market value of the property is less than $5,000, pursuant to the applicable sections of 10 CFR Part 600, DOE’s residual interest in the property shall be extinguished and the Recipient shall have no further obligation to the DOE with respect to the property.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

The regulations as set forth in 10 CFR Part 600 and the requirements of this article shall also apply to property in the possession of any team member, sub-recipient or other entity where such property was acquired in whole or in part with funds provided by DOE under this award or where such property was counted as cost-sharing under the award.

20.                               DECONTAMINATION AND/OR DECOMMISSIONING (D&D) COSTS

Notwithstanding any other provisions of this Agreement, the Government shall not be responsible for or have any obligation to the Recipient for (i) Decontamination and/or Decommissioning (D&D) of any of the Recipient’s facilities, or (ii) any costs which may be incurred by the Recipient in connection with the D&D of any of its facilities due to the performance of the work under this Agreement, whether said work was performed prior to or subsequent to the effective date of the Agreement.

21.                               AT RISK FOR FINANCIAL CAPABILITY

You have been determined to be at risk for financial capability based on your DUN & Bradstreet score of DS. This rating indicates that the information available does not permit D&B to classify your company within their rating key.

Based on this determination the following requirements, as listed below, have been incorporated into this award:

ACH Payment Method.

You may report any change in circumstances that impact DOE’s determination of your financial capability.  If you feel that your circumstances have changed to this degree, you may request a re-evaluation at any time after 6 months from the initial determination.  Please provide a written request and support to the DOE Award Administrator.

DOE will remove this provision by modification to the award if the conditions that prompted it have been corrected, as approved by the Contracting Officer.

22.                               FUNDING OF BUDGET PERIODS

DOE has obligated $50,000,000 for completion of the project authorized by this agreement; however, only $[ * ] is available for work performed by the Recipient during Budget Period 1 of the project.  For Budget Period 2, the remainder or $[ * ] will be available contingent upon the submission by the Recipient of a continuation application and written approval of the continuation application by the DOE Contracting Officer.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

In the event that the Recipient does not submit a continuation application for subsequent Budget Periods, or DOE disapproves a continuation application for subsequent Budget Periods, the maximum DOE liability to the Recipient is the funds that are available for the current approved Budget Period.  In such event, DOE reserves the right to deobligate any remaining funds.

23.                               INSOLVENCY, BANKRUPTCY OR RECEIVERSHIP

a.                                       You shall immediately notify the DOE of the occurrence of any of the following events: (i) you or your parent’s filing of a voluntary case seeking liquidation or reorganization under the Bankruptcy Act; (ii) your consent to the institution of an involuntary case under the Bankruptcy Act against you or your parent; (i ii) the filing of any similar proceeding for or against you or your parent, or your consent to the dissolution, winding-up or readjustment of your debts, appointment of a receiver, conservator, trustee, or other officer with similar powers over you, under any other applicable state or federal law; or (iv) your insolvency due to its inability to pay debts generally as they become due.

b.                                      Such notification shall be in writing and shall: (i) specifically set out the details of the occurrence of an event referenced in paragraph (a); (ii) provide the facts surrounding that event; and (iii) provide the impact such event will have on the project being funded by this award.

c.                                       Upon the occurrence of any of the four events described in paragraph a.  of this provision, DOE reserves the right to conduct a review of your award to determine your compliance with the required elements of the award (including such items as cost share, progress towards technical project objectives, and submission of required reports).  If the DOE review determines that there are significant deficiencies or concerns with your performance under the award, DOE reserves the right to impose additional requirements, as needed, including (i) change of payment method; or (ii) institute payment controls.

a.                                       Failure of the Recipient to comply with this provision may be considered a material noncompliance of this financial assistance award by the Contracting Officer.

24.                               NOTICE REGARDING THE PURCHASE OF AMERICAN-MADE EQUIPMENT AND PRODUCTS — SENSE OF CONGRESS

It is the sense of the Congress that, to the greatest extent practicable, all equipment and products purchased with funds made available under this award should be American-made.

25.                               NATIONAL ENVIRONMENTAL POLICY ACT (NEPA) REQUIREMENTS

You are restricted from taking any action using federal funds, which would have an adverse affect on the environment or limit the choice of reasonable alternatives prior to

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

DOE/NNSA providing either a NEPA clearance or a final N EPA decision regarding the project.

Prohibited actions include: All activities outside of the Budget Period 1 scope of work are subject to additional NEPA review and are prohibited at this time.

This restriction does not preclude you from: Budget Period 1.  If you move forward with activities that are not authorized for federal funding by the DOE Contracting Officer in advance of the final NEPA decision, you are doing so at risk of not receiving federal funding and such costs may not be recognized as allowable cost share.

If this award includes construction activities, you must submit an environmental evaluation report/evaluation notification form addressing NEPA issues prior to DOE initiating the NEPA process.

26.                               INDEMNITY

The Recipient shall indemnify the Government and its officers, agents, or employees for any and all liability, including litigation expenses and attorneys’ fees, arising from suits, actions, or claims of any character for death, bodily injury, or loss of or damage to property or to the environment, resulting from the project, except to the extent that such liability results from the direct fault or negligence of Government officers, agents or employees, or to the extent such liability may be covered by applicable allowable costs provisions.

27.                               SPECIAL PROVISIONS RELATING TO WORK FUNDED UNDER AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009 (May 2009)

Preamble

The American Recovery and Reinvestment Act of 2009, Pub.  L. 111-5, (Recovery Act) was enacted to preserve and create jobs and promote economic recovery, assist those most impacted by the recession, provide investments needed to increase economic efficiency by spurring technological advances in science and health, invest in transportation, environmental protection, and other infrastructure that will provide long-term economic benefits, stabilize State and local government budgets, in order to minimize and avoid reductions in essential services and counterproductive State and local tax increases.  Recipients shall use grant funds in a manner that maximizes job creation and economic benefit.

The Recipient shall comply with all terms and conditions in the Recovery Act relating generally to governance, accountability, transparency, data collection and resources as specified in Act itself and as discussed below.

Recipients should begin planning activities for their first tier subrecipients, including obtaining a DUNS number (or updating the existing DUNS record), and registering with the Central Contractor Registration (CCR).

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Be advised that Recovery Act funds can be used in conjunction with other funding as necessary to complete projects, but tracking and reporting must be separate to meet the reporting requirements of the Recovery Act and related guidance.  For projects funded by sources other than the Recovery Act, Contractors must keep separate records for Recovery Act funds and to ensure those records comply with the requirements of the Act.

The Government has not fully developed the implementing instructions of the Recovery Act, particularly concerning specific procedural requirements for the new reporting requirements.  The Recipient will be provided these details as they become available.  The Recipient must comply with all requirements of the Act.  If the recipient believes there is any inconsistency between ARRA requirements and current award terms and conditions, the issues will be referred to the Contracting Officer for reconciliation.

Definitions

For purposes of this clause, Covered Funds means funds expended or obligated from appropriations under the American Recovery and Reinvestment Act of 2009, Pub.  L. 111-5.  Covered Funds will have special accounting codes and will be identified as Recovery Act funds in the grant, cooperative agreement or TIA and/or modification using Recovery Act funds.  Covered Funds must be reimbursed by September 30, 2015.

Non-Federal employer means any employer with respect to covered funds — the contractor, subcontractor, grantee, or recipient, as the case may be, if the contractor, subcontractor, grantee, or recipient is an employer; and any professional membership organization, certification of other professional body, any agent or licensee of the Federal government, or any person acting directly or indirectly in the interest of an employer receiving covered funds; or with respect to covered funds received by a State or local government, the State or local government receiving the funds and any contractor or subcontractor receiving the funds and any contractor or subcontractor of the State or local government; and does not mean any department, agency, or other entity of the federal government.

Recipient means any entity that receives Recovery Act funds directly from the Federal government (including Recovery Act funds received through grant, loan, or contract) other than an individual and includes a State that receives Recovery Act Funds.

Special Provisions

A.                                   Flow Down Requirement

Recipients must include these special terms and conditions in any subaward.

B.                                     Segregation of Costs

Recipients must segregate the obligations and expenditures related to funding under the Recovery Act.  Financial and accounting systems should be revised as necessary to segregate, track and maintain these funds apart and separate from other revenue streams.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

No part of the funds from the Recovery Act shall be commingled with any other funds or used for a purpose other than that of making payments for costs allowable for Recovery Act projects.

C.                                     Prohibition on Use of Funds

None of the funds provided under this agreement derived from the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, may be used by any State or local government, or any private entity, for any casino or other gambling establishment, aquarium, zoo, golf course, or swimming pool.

D.                                    Access to Records

With respect to each financial assistance agreement awarded utilizing at least some of the funds appropriated or otherwise made available by the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, any representative of an appropriate inspector general appointed under section 3 or 8G of the Inspector General Act of 1988 (5 U.S.C. App.) or of the Comptroller General is authorized —

(1)                                  to examine any records of the contractor or grantee, any of its subcontractors or subgrantees, or any State or local agency administering such contract that pertain to, and involve transactions that relate to, the subcontract, subcontract, grant, or subgrant; and

(2)                                  to interview any officer or employee of the contractor, grantee, subgrantee, or agency regarding such transactions.

E.                                      Publication

An application may contain technical data and other data, including trade secrets and/or privileged or confidential information, which the applicant does not want disclosed to the public or used by the Government for any purpose other than the application.  To protect such data, the applicant should specifically identify each page including each line or paragraph thereof containing the data to be protected and mark the cover sheet of the application with the following Notice as well as referring to the Notice on each page to which the Notice applies:

Notice of Restriction on Disclosure and Use of Data

The data contained in pages ---- of this application have been submitted in confidence and contain trade secrets or proprietary information, and such data shall be used or disclosed only for evaluation purposes, provided that if this applicant receives an award as a result of or in connection with the submission of this application, DOE shall have the right to use or disclose the data here to the extent provided in the award.  This restriction does not limit the Government’s right to use or disclose data obtained without restriction from any source, including the applicant.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Information about this agreement will be published on the Internet and linked to the website www.recovery.gov, maintained by the Accountability and Transparency Board.  The Board may exclude posting contractual or other information on the website on a case-by-case basis when necessary to protect national security or to protect information that is not subject to disclosure under sections 552 and 552a of title 5, United States Code.

F.                                      Protecting State and Local Government and Contractor Whistleblowers.

The requirements of Section 1553 of the Act are summarized below.  They include, but are not limited to:

Prohibition on Reprisals: An employee of any non-Federal employer receiving covered funds under the American Recovery and Reinvestment Act of 2009, Pub.  L. 111-5, may not be discharged, demoted, or otherwise discriminated against as a reprisal for disclosing, including a disclosure made in the ordinary course of an employee’s duties, to the Accountability and Transparency Board, an inspector general, the Comptroller General, a member of Congress, a State or Federal regulatory or law enforcement agency, a person with supervisory authority over the employee (or other person working for the employer who has the authority to investigate, discover or terminate misconduct), a court or grant jury, the head of a Federal agency, or their representatives information that the employee believes is evidence of:

•                  gross management of an agency contract or grant relating to covered funds;

•                  a gross waste of covered funds;

•                  a substantial and specific danger to public health or safety related to the implementation or use of covered funds;

•                  an abuse of authority related to the implementation or use of covered funds; or

•                  as violation of law, rule, or regulation related to an agency contract (including the competition for or negotiation of a contract) or grant, awarded or issued relating to covered funds.

Agency Action: Not later than 30 days after receiving an inspector general report of an alleged reprisal, the head of the agency shall determine whether there is sufficient basis to conclude that the non-Federal employer has subjected the employee to a prohibited reprisal.  The agency shall either issue an order denying relief in whole or in part or shall take one or more of the following actions:

•                  Order the employer to take affirmative action to abate the reprisal.

•                  Order the employer to reinstate the person to the position that the person held before the reprisal, together with compensation including back pay, compensatory damages, employment benefits, and other terms and conditions of employment that would apply to the person in that position if the reprisal had not been taken.

•                  Order the employer to pay the employee an amount equal to the aggregate amount of all costs and expenses (including attorneys’ fees and expert witnesses’ fees) that were reasonably incurred by the employee for or in

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

connection with, bringing the complaint regarding the reprisal, as determined by the head of a court of competent jurisdiction.

Nonenforceablity of Certain Provisions Waiving Rights and remedies or Requiring Arbitration: Except as provided in a collective bargaining agreement, the rights and remedies provided to aggrieved employees by this section may not be waived by any agreement, policy, form, or condition of employment, including any predispute arbitration agreement.  No predispute arbitration agreement shall be valid or enforceable if it requires arbitration of a dispute arising out of this section.

Requirement to Post Notice of Rights and Remedies: Any employer receiving covered funds under the American Recovery and Reinvestment Act of 2009, Pub.  L. 111-5, shall post notice of the rights and remedies as required therein.  (Refer to section 1553 of the American Recovery and Reinvestment Act of 2009, Pub.  L. 111-5, www.Recovery.gov, for specific requirements of this section and prescribed language for the notices.).

G.                                     RESERVED

H.                                    False Claims Act

Recipient and sub-recipients shall promptly refer to the DOE or other appropriate Inspector General any credible evidence that a principal, employee, agent, contractor, sub-grantee, subcontractor or other person has submitted a false claim under the False Claims Act or has committed a criminal or civil violation of laws pertaining to fraud, conflict of interest, bribery, gratuity or similar misconduct involving those funds.

I.                                         Information in Support of Recovery Act Reporting

Recipient may be required to submit backup documentation for expenditures of funds under the Recovery Act including such items as timecards and invoices.  Recipient shall provide copies of backup documentation at the request of the Contracting Officer or designee.

J.                                        Availability of Funds

Funds appropriated under the Recovery Act and obligated to this award are available for reimbursement of costs until September 30, 2015.

28.                              REPORTING AND REGISTRATION REQUIREMENTS UNDER SECTION 1512 OF THE RECOVERY ACT

a.                                       This award requires the recipient to complete projects or activities which are funded under the American Recovery and Reinvestment Act of 2009 (Recovery Act) and to report on use of Recovery Act funds provided through this award.  Information from these reports will be made available to the public.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

b.                                      The reports are due no later than ten calendar days after each calendar quarter in which the Recipient receives the assistance award funded in whole or in part by the Recovery Act.

c.                                       Recipients and their first-tier subrecipients must maintain current registrations in the Central Contractor Registration (http://www.ccr.gov) at all times during which they have active federal awards funded with Recovery Act funds.  A Dun and Bradstreet Data Universal Numbering System (DUNS) Number (http://www.dnb.com) is one of the requirements for registration in the Central Contractor Registration.

d.                                      The recipient shall report the information described in section 1512(c) of the Recovery Act using the reporting instructions and data elements that will be provided online at http://www.FederalReporting.gov and ensure that any information that is pre-filled is corrected or updated as needed.

29.                               REQUIRED USE OF AMERICAN IRON, STEEL, AND MANUFACTURED GOODS — SECTION 1605 OF THE AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009

If the Recipient determines at any time that any construction, alteration, or repair activity on a public building or public works will be performed during the course of the project, the Recipient shall notify the Contracting Officer prior to commencing such work and the following provisions shall apply.

(a)                                  Definitions.  As used in this award term and condition—

(1)                                  Manufactured good means a good brought to the construction site for incorporation into the building or work that has been—

(i)                                     Processed into a specific form and shape; or

(ii)                                  Combined with other raw material to create a material that has different properties than the properties of the individual raw materials.

(2)                                  Public building and public work means a public building of, and a public work of, a governmental entity (the United States; the District of Columbia; commonwealths, territories, and minor outlying islands of the United States; State and local governments; and multi-State, regional, or interstate entities which have governmental functions).  These buildings and works may include, without limitation, bridges, dams, plants, highways, parkways, streets, subways, tunnels, sewers, mains, power lines, pumping stations, heavy generators, railways, airports, terminals, docks, piers, wharves, ways, lighthouses, buoys, jetties, breakwaters, levees, and canals, and the construction, alteration, maintenance, or repair of such buildings and works.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(3)                               Steel means an alloy that includes at least 50 percent iron, between .02 and 2 percent carbon, and may include other elements.

(b)                                 Domestic preference.  (1) This award term and condition implements Section 1605 of the American Recovery and Reinvestment Act of 2009 (Recovery Act) (Pub. L. 111-5), by requiring that all iron, steel, and manufactured goods used in the project are produced in the United States except as provided in paragraph (b)(3) of this section and condition.

(2)                                  This requirement does not apply to the material listed by the Federal Government as follows:

None.

(3)                                  The award official may add other iron, steel, and/or manufactured goods to the list in paragraph (b)(2) of this section and condition if the Federal Government determines that

(i)                                     The cost of the domestic iron, steel, and/or manufactured goods would be unreasonable.  The cost of domestic iron, steel, or manufactured goods used in the project is unreasonable when the cumulative cost of such material will increase the cost of the overall project by more than 25 percent;

(ii)                                  The iron, steel, and/or manufactured good is not produced, or manufactured in the United States in sufficient and reasonably available quantities and of a satisfactory quality; or

(iii)                               The application of the restriction of section 1605 of the Recovery Act would be inconsistent with the public interest.

(c) Request for determination of inapplicability of Section 1605 of the Recovery Act.  (1)(i) Any recipient request to use foreign iron, steel, and/or manufactured goods in accordance with paragraph (b)(3) of this section shall include adequate information for Federal Government evaluation of the request, including—

(A)                              A description of the foreign and domestic iron, steel, and/or manufactured goods;

(B)                                Unit of measure;

(C)                                Quantity;

(D)                               Cost;

(E)                                 Time of delivery or availability;

(F)                                 Location of the project;

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(G)           Name and address of the proposed supplier; and

(H) A detailed justification of the reason for use of foreign iron, steel, and/or manufactured goods cited in accordance with paragraph (b)(3) of this section.

(ii)           A request based on unreasonable cost shall include a reasonable survey of the market and a completed cost comparison table in the format in paragraph (d) of this section.

(iii)          The cost of iron, steel, and/or manufactured goods material shall include all delivery costs to the construction site and any applicable duty.

(iv)          Any recipient request for a determination submitted after Recovery Act funds have been obligated for a project for construction, alteration, maintenance, or repair shall explain why the recipient could not reasonably foresee the need for such determination and could not have requested the determination before the funds were obligated.  If the recipient does not submit a satisfactory explanation, the award official need not make a determination.

(2)           If the Federal Government determines after funds have been obligated for a project for construction, alteration, maintenance, or repair that an exception to section 1605 of the Recovery Act applies, the award official will amend the award to allow use of the foreign iron, steel, and/or relevant manufactured goods.  When the basis for the exception is nonavailability or public interest, the amended award shall reflect adjustment of the award amount, redistribution of budgeted funds, and/or other actions taken to cover costs associated with acquiring or using the foreign iron, steel, and/or relevant manufactured goods.  When the basis for the exception is the unreasonable cost of the domestic iron, steel, or manufactured goods, the award official shall adjust the award amount or redistribute budgeted funds by at least the differential established in 2 CFR 176.110(a).

(3)           Unless the Federal Government determines that an exception to section 1605 of the Recovery Act applies, use of foreign iron, steel, and/or manufactured goods is noncompliant with section 1605 of the American Recovery and Reinvestment Act.

(d)           Data.  To permit evaluation of requests under paragraph (b) of this section based on unreasonable cost, the Recipient shall include the following information and any applicable supporting data based on the survey of suppliers:

Foreign and Domestic Items Cost Comparison

Description	Unit of measure	Quantity	Cost (dollars)*
Item 1:
Foreign steel, iron, or manufactured good
Domestic steel, iron, or manufactured good

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Item 2:
Foreign steel, iron, or manufactured good
Domestic steel, iron, or manufactured good

List name, address, telephone number, email address, and contact for suppliers surveyed.  Attach copy of response; if oral, attach summary.

Include other applicable supporting information.

*Include all delivery costs to the construction site.

30.                               REQUIRED USE OF AMERICAN IRON, STEEL, AND MANUFACTURED GOODS (COVERED UNDER INTERNATIONAL AGREEMENTS) — SECTION 1605 OF THE AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009

(a)           Definitions.  As used in this award term and condition—

Designated country — (1) A World Trade Organization Government Procurement Agreement country (Aruba, Austria, Belgium, Bulgaria, Canada, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hong Kong, Hungary, Iceland, Ireland, Israel, Italy, Japan, Korea (Republic of), Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Netherlands, Norway, Poland, Portugal, Romania, Singapore, Slovak Republic, Slovenia, Spain, Sweden, Switzerland, and United Kingdom;

(2)           A Free Trade Agreement (FTA) country (Australia, Bahrain, Canada, Chile, Costa Rica, Dominican Republic, El Salvador, Guatemala, Honduras, Israel, Mexico, Morocco, Nicaragua, Oman, Peru, or Singapore); or

(3)           A United States-European Communities Exchange of Letters (May 15, 1995) country: Austria, Belgium, Bulgaria, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovak Republic, Slovenia, Spain, Sweden, and United Kingdom.

Designated country iron, steel, and/or manufactured goods — (1) Is wholly the growth, product, or manufacture of a designated country; or

(2) In the case of a manufactured good that consist in whole or in part of materials from another country, has been substantially transformed in a designated country into a new and different manufactured good distinct from the materials from which it was transformed.

Domestic iron, steel, and/or manufactured good — (1) Is wholly the growth, product, or manufacture of the United States; or

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(2) In the case of a manufactured good that consists in whole or in part of materials from another country, has been substantially transformed in the United States into a new and different manufactured good distinct from the materials from which it was transformed.  There is no requirement with regard to the origin of components or subcomponents in manufactured goods or products, as long as the manufacture of the goods occurs in the United States.

Foreign iron, steel, and/or manufactured good means iron, steel and/or manufactured good that is not domestic or designated country iron, steel, and/or manufactured good.

Manufactured good means a good brought to the construction site for incorporation into the building or work that has been—

(1)           Processed into a specific form and shape; or

(2)           Combined with other raw material to create a material that has different properties than the properties of the individual raw materials.

Public building and public work means a public building of, and a public work of, a governmental entity (the United States; the District of Columbia; commonwealths, territories, and minor outlying islands of the United States; State and local governments; and multi-State, regional, or interstate entities which have governmental functions).  These buildings and works may include, without limitation, bridges, dams, plants, highways, parkways, streets, subways, tunnels, sewers, mains, power lines, pumping stations, heavy generators, railways, airports, terminals, docks, piers, wharves, ways, lighthouses, buoys, jetties, breakwaters, levees, and canals, and the construction, alteration, maintenance, or repair of such buildings and works.

Steel means an alloy that includes at least 50 percent iron, between .02 and 2 percent carbon, and may include other elements.

(b)           Iron, steel, and manufactured goods.  (1) The award term and condition described in this section implements—

(i)            Section 1605(a) of the American Recovery and Reinvestment Act of 2009 (Pub.  L. 111—5) (Recovery Act), by requiring that all iron, steel, and manufactured goods used in the project are produced in the United States; and

(ii)           Section 1605(d), which requires application of the Buy American requirement in a manner consistent with U.S. obligations under international agreements.  The restrictions of section 1605 of the Recovery Act do not apply to designated country iron, steel, and/or manufactured goods.  The Buy American requirement in section 1605 shall not be applied where the iron, steel or manufactured goods used in the project are from a Party to an international agreement that obligates the recipient to treat the goods and services of that Party

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

the same as domestic goods and services.  This obligation shall only apply to projects with an estimated value of $7,443,000 or more.

(2)           The recipient shall use only domestic or designated country iron, steel, and manufactured goods in performing the work funded in whole or part with this award, except as provided in paragraphs (b) (3) and (b)(4) of this section.

(3)           The requirement in paragraph (b)(2) of this section does not apply to the iron, steel, and manufactured goods listed by the Federal Government as follows:

None.

(4)           The award official may add other iron, steel, and manufactured goods to the list in paragraph (b)(3) of this section if the Federal Government determines that

(i)            The cost of domestic iron, steel, and/or manufactured goods would be unreasonable.  The cost of domestic iron, steel, and/or manufactured goods used in the project is unreasonable when the cumulative cost of such material will increase the overall cost of the project by more than 25 percent;

(ii)           The iron, steel, and/or manufactured good is not produced, or manufactured in the United States in sufficient and reasonably available commercial quantities of a satisfactory quality; or

(iii)          The application of the restriction of section 1605 of the Recovery Act would be inconsistent with the public interest.

(c)           Request for determination of inapplicability of section 1605 of the Recovery Act or the Buy American Act.  (1) (i) Any recipient request to use foreign iron, steel, and/or manufactured goods in accordance with paragraph (b)(4) of this section shall include adequate information for Federal Government evaluation of the request, including—

(A)          A description of the foreign and domestic iron, steel, and/or manufactured goods;

(B)           Unit of measure;

(C)           Quantity;

(D)          Cost;

(E)           Time of delivery or availability;

(F)           Location of the project;

(G)           Name and address of the proposed supplier; and

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(H)          A detailed justification of the reason for use of foreign iron, steel, and/or manufactured goods cited in accordance with paragraph (b)(4) of this section.

(ii)           A request based on unreasonable cost shall include a reasonable survey of the market and a completed cost comparison table in the format in paragraph (d) of this section.

(iii)          The cost of iron, steel, or manufactured goods shall include all delivery costs to the construction site and any applicable duty.

(iv)          Any recipient request for a determination submitted after Recovery Act funds have been obligated for a project for construction, alteration, maintenance, or repair shall explain why the recipient could not reasonably foresee the need for such determination and could not have requested the determination before the funds were obligated.  If the recipient does not submit a satisfactory explanation, the award official need not make a determination.

(2)           If the Federal Government determines after funds have been obligated for a project for construction, alteration, maintenance, or repair that an exception to section 1605 of the Recovery Act applies, the award official will amend the award to allow use of the foreign iron, steel, and/or relevant manufactured goods.  When the basis for the exception is nonavailability or public interest, the amended award shall reflect adjustment of the award amount, redistribution of budgeted funds, and/or other appropriate actions taken to cover costs associated with acquiring or using the foreign iron, steel, and/or relevant manufactured goods.  When the basis for the exception is the unreasonable cost of the domestic iron, steel, or manufactured goods, the award official shall adjust the award amount or redistribute budgeted funds, as appropriate, by at least the differential established in 2 CFR 176.110(a).

(3)           Unless the Federal Government determines that an exception to section 1605 of the Recovery Act applies, use of foreign iron, steel, and/or manufactured goods other than designated country iron, steel, and/or manufactured goods is noncompliant with the applicable Act.

(d)           Data.  To permit evaluation of requests under paragraph (b) of this section based on unreasonable cost, the applicant shall include the following information and any applicable supporting data based on the survey of suppliers:

Foreign and Domestic Items Cost Comparison

Description	Unit of measure	Quantity	Cost (dollars)*
Item 1:
Foreign steel, iron, or manufactured good
Domestic steel, iron, or manufactured good
Item 2:

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Foreign steel, iron, or manufactured good
Domestic steel, iron, or manufactured good

List name, address, telephone number, email address, and contact for suppliers surveyed.  Attach copy of response; if oral, attach summary.

Include other applicable supporting information.

*Include all delivery costs to the construction site.

31.                               RECOVERY ACT TRANSACTIONS LISTED IN SCHEDULE OF EXPENDITURES OF FEDERAL AWARDS AND RECIPIENT RESPONSIBILITIES FOR INFORMING SUBRECIPIENTS

(a)           To maximize the transparency and accountability of funds authorized under the American Recovery and Reinvestment Act of 2009 (Pub.  L. 111—5) (Recovery Act) as required by Congress and in accordance with 2 CFR 215.21 “Uniform Administrative Requirements for Grants and Agreements” and OMB Circular A—102 Common Rules provisions, recipients agree to maintain records that identify adequately the source and application of Recovery Act funds.  OMB Circular A—102 is available at http://www.whitehouse.gov/omb/circulars/a102/a102.html.

(b)           For recipients covered by the Single Audit Act Amendments of 1996 and OMB Circular A—133, “Audits of States, Local Governments, and Non-Profit Organizations,” recipients agree to separately identify the expenditures for Federal awards under the Recovery Act on the Schedule of Expenditures of Federal Awards (SEFA) and the Data Collection Form (SF— SAC) required by OMB Circular A—133.  OMB Circular A—133 is available at http://www.whitehouse.gov/omb/circulars/a133/a133.html.  This shall be accomplished by identifying expenditures for Federal awards made under the Recovery Act separately on the SEFA, and as separate rows under Item 9 of Part III on the SF—SAC by CFDA number, and inclusion of the prefix “ARRA” in identifying the name of the Federal program on the SEFA and as the first characters in Item 9d of Part III on the SF—SAC.

(c)           Recipients agree to separately identify to each subrecipient, and document at the time of subaward and at the time of disbursement of funds, the Federal award number, CFDA number, and amount of Recovery Act funds.  When a recipient awards Recovery Act funds for an existing program, the information furnished to subrecipients shall distinguish the subawards of incremental Recovery Act funds from regular subawards under the existing program.

(d)           Recipients agree to require their subrecipients to include on their SEFA information to specifically identify Recovery Act funding similar to the requirements for the recipient SEFA described above.  This information is needed to allow the recipient to properly monitor subrecipient expenditure of A RRA funds as well as oversight by the Federal awarding agencies, Offices of Inspector General and the Government Accountability Office.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

32.                               WAGE RATE REQUIREMENTS UNDER SECTION 1606 OF THE RECOVERY ACT

(a)           Section 1606 of the Recovery Act requires that all laborers and mechanics employed by contractors and subcontractors on projects funded directly by or assisted in whole or in part by and through the Federal Government pursuant to the Recovery Act shall be paid wages at rates not less than those prevailing on projects of a character similar in the locality as determined by the Secretary of Labor in accordance with subchapter IV of chapter 31 of title 40, United States Code.

Pursuant to Reorganization Plan No. 14 and the Copeland Act, 40 U.S.C. 3145, the Department of Labor has issued regulations at 29 CFR parts 1, 3, and 5 to implement the Davis-Bacon and related Acts.  Regulations in 29 CFR 5.5 instruct agencies concerning application of the standard Davis-Bacon contract clauses set forth in that section.  Federal agencies providing grants, cooperative agreements, and loans under the Recovery Act shall ensure that the standard Davis-Bacon contract clauses found in 29 CFR 5.5(a) are incorporated in any resultant covered contracts that are in excess of $2,000 for construction, alteration or repair (including painting and decorating).

(b)           For additional guidance on the wage rate requirements of section 1606, contact your awarding agency.  Recipients of grants, cooperative agreements and loans should direct their initial inquiries concerning the application of Davis-Bacon requirements to a particular federally assisted project to the Federal agency funding the project.  The Secretary of Labor retains final coverage authority under Reorganization Plan Number 14.

33.                               DAVIS BACON ACT AND CONTRACT WORK HOURS AND SAFETY STANDARDS ACT

If the Recipient determines at any time that any construction, alteration, or repair activity as defined by 29 CFR 5.2(j) (http://cfr.vlex.com/vid/5-2-definitions-19681309) will be performed during the course of the project, the Recipient shall notify the Contracting Officer prior to commencing such work and the following provisions shall apply.  A modification to the award which incorporates the appropriate Davis-Bacon wage rate determination(s) will constitute the Contracting Officer’s approval to proceed.

Definitions: For purposes of this provision, “Davis Bacon Act and Contract Work Hours and Safety Standards Act,” the following definitions are applicable:

(1)           “Award” means any grant, cooperative agreement or technology investment agreement made with Recovery Act funds by the Department of Energy (DOE) to a Recipient.  Such Award must require compliance with the labor standards clauses and wage rate requirements of the Davis-Bacon Act (DBA) for work performed by all laborers and mechanics employed by Recipients (other than a unit of State or local government whose own employees perform the construction) Subrecipients, Contractors, and subcontractors.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(2)           “Contractor” means an entity that enters into a Contract.  For purposes of these clauses, Contractor shall include (as applicable) prime contractors, Recipients, Subrecipients, and Recipients’ or Subrecipients’ contractors, subcontractors, and lower-tier subcontractors.  “Contractor” does not mean a unit of State or local government where construction is performed by its own employees.”

(3)           “Contract” means a contract executed by a Recipient, Subrecipient, prime contractor, or any tier subcontractor for construction, alteration, or repair.  It may also mean (as applicable) (i) financial assistance instruments such as grants, cooperative agreements, technology investment agreements, and loans; and, (ii) Sub awards, contracts and subcontracts issued under financial assistance agreements.  “Contract” does not mean a financial assistance instrument with a unit of State or local government where construction is performed by its own employees.

(4)           “Contracting Officer” means the DOE official authorized to execute an Award on behalf of DOE and who is responsible for the business management and non-program aspects of the financial assistance process.

(5)           “Recipient” means any entity other than an individual that receives an Award of Federal funds in the form of a grant, cooperative agreement, or technology investment agreement directly from the Federal Government and is financially accountable for the use of any DOE funds or property, and is legally responsible for carrying out the terms and conditions of the program and Award.

(6)           “Subaward” means an award of financial assistance in the form of money, or property in lieu of money, made under an award by a Recipient to an eligible Subrecipient or by a Subrecipient to a lower-tier subrecipient.  The term includes financial assistance when provided by any legal agreement, even if the agreement is called a contract, but does not include the Recipient’s procurement of goods and services to carry out the program nor does it include any form of assistance which is excluded from the definition of “Award” above.

(7)           “Subrecipient” means a non-Federal entity that expends Federal funds received from a Recipient to carry out a Federal program, but does not include an individual that is a beneficiary of such a program.

(a)           Davis Bacon Act

(1)           Minimum wages.

(i)            All laborers and mechanics employed or working upon the site of the work (or under the United States Housing Act of 1937 or under the Housing Act of 1949 in the construction or development of the project), will be paid unconditionally and not less often than once a week, and, without subsequent deduction or rebate on any account (except such payroll deductions as are permitted by regulations issued by the Secretary of Labor under the Copeland Act (29 CFR part 3)), the full amount of wages and bona fide fringe benefits (or cash equivalents thereof) due at time of payment computed at rates not

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

less than those contained in the wage determination of the Secretary of Labor which is attached hereto and made a part hereof, regardless of any contractual relationship which may be alleged to exist between the Contractor and such laborers and mechanics.

Contributions made or costs reasonably anticipated for bona fide fringe benefits under section 1(b)(2) of the Davis-Bacon Act on behalf of laborers or mechanics are considered wages paid to such laborers or mechanics, subject to the provisions of paragraph (a)(1)(iv) of this section; also, regular contributions made or costs incurred for more than a weekly period (but not less often than quarterly) under plans, funds, or programs which cover the particular weekly period, are deemed to be constructively made or incurred during such weekly period.  Such laborers and mechanics shall be paid the appropriate wage rate and fringe benefits on the wage determination for the classification of work actually performed, without regard to skill, except as provided in § 5.5(a)(4).  Laborers or mechanics performing work in more than one classification may be compensated at the rate specified for each classification for the time actually worked therein, provided that the employer’s payroll records accurately set forth the time spent in each classification in which work is performed.  The wage determination (including any additional classification and wage rates conformed under paragraph (a)(1)(ii) of this section) and the Davis-Bacon poster (WH-1321) shall be posted at all times by the Contractor and its subcontractors at the site of the work in a prominent and accessible place where it can be easily seen by the workers.

(ii)           (A) The Contracting Officer shall require that any class of laborers or mechanics, including helpers, which is not listed in the wage determination and which is to be employed under the Contract shall be classified in conformance with the wage determination.  The Contracting Officer shall approve an additional classification and wage rate and fringe benefits therefore only when the following criteria have been met:

(1)           The work to be performed by the classification requested is not performed by a classification in the wage determination;

(2)           The classification is utilized in the area by the construction industry; and

(3)           The proposed wage rate, including any bona fide fringe benefits, bears a reasonable relationship to the wage rates contained in the wage determination.

(B)           If the Contractor and the laborers and mechanics to be employed in the classification (if known), or their representatives, and the Contracting Officer agree on the classification and wage rate (including the amount designated for fringe benefits where appropriate), a report of the action taken shall be sent by the Contracting Officer to the Administrator of the Wage and Hour Division, U.S. Department of Labor, Washington, DC 20210.  The Administrator, or an authorized representative, will approve, modify, or disapprove every additional classification action within 30 days of receipt and so advise the Contracting Officer or will notify the Contracting Officer within the 30-day period that additional time is necessary.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(C)                                In the event the Contractor, the laborers or mechanics to be employed in the classification or their representatives, and the Contracting Officer do not agree on the proposed classification and wage rate (including the amount designated for fringe benefits, where appropriate), the Contracting Officer shall refer the questions, including the views of all interested parties and the recommendation of the Contracting Officer, to the Administrator for determination.  The Administrator, or an authorized representative, will issue a determination within 30 days of receipt and so advise the Contracting Officer or will notify the Contracting Officer within the 30-day period that additional time is necessary.

(D)                               The wage rate (including fringe benefits where appropriate) determined pursuant to paragraphs (a)(1)(ii)(B) or (C) of this section, shall be paid to all workers performing work in the classification under this Contract from the first day on which work is performed in the classification.

(iii)                               Whenever the minimum wage rate prescribed in the Contract for a class of laborers or mechanics includes a fringe benefit which is not expressed as an hourly rate, the Contractor shall either pay the benefit as stated in the wage determination or shall pay another bona fide fringe benefit or an hourly cash equivalent thereof.

(iv)                              If the Contractor does not make payments to a trustee or other third person, the Contractor may consider as part of the wages of any laborer or mechanic the amount of any costs reasonably anticipated in providing bona fide fringe benefits under a plan or program, provided that the Secretary of Labor has found, upon the written request of the Contractor, that the applicable standards of the Davis-Bacon Act have been met.  The Secretary of Labor may require the Contractor to set aside in a separate account assets for the meeting of obligations under the plan or program.

(2)                                  Withholding.  The Department of Energy or the Recipient or Subrecipient shall upon its own action or upon written request of an authorized representative of the Department of Labor withhold or cause to be withheld from the Contractor under this Contract or any other Federal contract with the same prime contractor, or any other federally-assisted contract subject to Davis-Bacon prevailing wage requirements, which is held by the same prime contractor, so much of the accrued payments or advances as may be considered necessary to pay laborers and mechanics, including apprentices, trainees, and helpers, employed by the Contractor or any subcontractor the full amount of wages required by the Contract.  In the event of failure to pay any laborer or mechanic, including any apprentice, trainee, or helper, employed or working on the site of the work (or under the United States Housing Act of 1937 or under the Housing Act of 1949 in the construction or development of the project), all or part of the wages required by the Contract, the Department of Energy, Recipient, or Subrecipient, may, after written notice to the Contractor, sponsor, applicant, or owner, take such action as may be necessary to cause the suspension of any further payment, advance, or guarantee of funds until such violations have ceased.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(3)                                  Payrolls and basic records.

(i)                                     Payrolls and basic records relating thereto shall be maintained by the Contractor during the course of the work and preserved for a period of three years thereafter for all laborers and mechanics working at the site of the work (or under the United States Housing Act of 1937, or under the Housing Act of 1949, in the construction or development of the project).  Such records shall contain the name, address, and social security number of each such worker, his or her correct classification, hourly rates of wages paid (including rates of contributions or costs anticipated for bona fide fringe benefits or cash equivalents thereof of the types described in section 1 (b)(2)(B) of the Davis-Bacon Act), daily and weekly number of hours worked, deductions made, and actual wages paid.  Whenever the Secretary of Labor has found under 29 CFR 5.5(a)(1)(iv) that the wages of any laborer or mechanic include the amount of any costs reasonably anticipated in providing benefits under a plan or program described in section 1 (b)(2)(B) of the Davis-Bacon Act, the Contractor shall maintain records which show that the commitment to provide such benefits is enforceable, that the plan or program is financially responsible, and that the plan or program has been communicated in writing to the laborers or mechanics affected, and records which show the costs anticipated or the actual cost incurred in providing such benefits.  Contractors employing apprentices or trainees under approved programs shall maintain written evidence of the registration of apprenticeship programs and certification of trainee programs, the registration of the apprentices and trainees, and the ratios and wage rates prescribed in the applicable programs.

(ii)                                  (A) The Contractor shall submit weekly for each week in which any Contract work is performed a copy of all payrolls to the Department of Energy if the agency is a party to the Contract, but if the agency is not such a party, the Contractor will submit the payrolls to the Recipient or Subrecipient (as applicable), applicant, sponsor, or owner, as the case may be, for transmission to the Department of Energy.  The payrolls submitted shall set out accurately and completely all of the information required to be maintained under 29 CFR 5.5(a)(3)(i), except that full social security numbers and home addresses shall not be included on weekly transmittals.  Instead, the payrolls shall only need to include an individually identifying number for each employee (e.g., the last four digits of the employee’s social security number).  The required weekly payroll information may be submitted in any form desired.  Optional Form WH-347 is available for this purpose from the Wage and Hour Division Web site at http://www.dol.gov/esa/whd/forms/wh347instr.htm or its successor site.  The prime Contractor is responsible for the submission of copies of payrolls by all subcontractors.  Contractors and subcontractors shall maintain the full social security number and current address of each covered worker, and shall provide them upon request to the Department of Energy if the agency is a party to the Contract, but if the agency is not such a party, the Contractor will submit them to the Recipient or Subrecipient (as applicable), applicant, sponsor, or owner, as the case may be, for transmission to the Department of Energy, the Contractor, or the Wage and Hour Division of the Department of Labor for purposes of an investigation or audit of compliance with prevailing wage requirements.  It is not a violation of this section for a prime contractor to require a subcontractor to provide addresses and social security numbers to the prime contractor for its own records, without

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

weekly submission to the sponsoring government agency (or the Recipient or Subrecipient (as applicable), applicant, sponsor, or owner).

(B)                                Each payroll submitted shall be accompanied by a “Statement of Compliance,” signed by the Contractor or subcontractor or his or her agent who pays or supervises the payment of the persons employed under the Contract and shall certify the following:

(1)                                  That the payroll for the payroll period contains the information required to be provided under § 5.5 (a)(3)(ii) of Regulations, 29 CFR part 5, the appropriate information is being maintained under § 5.5 (a)(3)(i) of Regulations, 29 CFR part 5, and that such information is correct and complete;

(2)                                  That each laborer or mechanic (including each helper, apprentice, and trainee) employed on the Contract during the payroll period has been paid the full weekly wages earned, without rebate, either directly or indirectly, and that no deductions have been made either directly or indirectly from the full wages earned, other than permissible deductions as set forth in Regulations, 29 CFR part 3;

(3)                                  That each laborer or mechanic has been paid not less than the applicable wage rates and fringe benefits or cash equivalents for the classification of work performed, as specified in the applicable wage determination incorporated into the Contract.

(C)                                The weekly submission of a properly executed certification set forth on the reverse side of Optional Form WH-347 shall satisfy the requirement for submission of the “Statement of Compliance” required by paragraph (a)(3)(ii)(B) of this section.

(D)                               The falsification of any of the above certifications may subject the Contractor or subcontractor to civil or criminal prosecution under section 1001 of title 18 and section 3729 of title 31 of the United States Code.

(iii) The Contractor or subcontractor shall make the records required under paragraph (a)(3)(i) of this section available for inspection, copying, or transcription by authorized representatives of the Department of Energy or the Department of Labor, and shall permit such representatives to interview employees during working hours on the job.  If the Contractor or subcontractor fails to submit the required records or to make them available, the Federal agency may, after written notice to the Contractor, sponsor, applicant, or owner, take such action as may be necessary to cause the suspension of any further payment, advance, or guarantee of funds.  Furthermore, failure to submit the required records upon request or to make such records available may be grounds for debarment action pursuant to 29 CFR 5.12.

(4) Apprentices and trainees—

(i) Apprentices.  Apprentices will be permitted to work at less than the predetermined rate for the work they performed when they are employed pursuant to and individually registered in a bona fide apprenticeship program registered with the U.S. Department of Labor, Employment and Training Administration, Office of Apprenticeship Training,

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Employer and Labor Services, or with a State Apprenticeship Agency recognized by the Office, or if a person is employed in his or her first 90 days of probationary employment as an apprentice in such an apprenticeship program, who is not individually registered in the program, but who has been certified by the Office of Apprenticeship Training, Employer and Labor Services or a State Apprenticeship Agency (where appropriate) to be eligible for probationary employment as an apprentice.  The allowable ratio of apprentices to journeymen on the job site in any craft classification shall not be greater than the ratio permitted to the Contractor as to the entire work force under the registered program.  Any worker listed on a payroll at an apprentice wage rate, who is not registered or otherwise employed as stated above, shall be paid not less than the applicable wage rate on the wage determination for the classification of work actually performed.  In addition, any apprentice performing work on the job site in excess of the ratio permitted under the registered program shall be paid not less than the applicable wage rate on the wage determination for the work actually performed.  Where a Contractor is performing construction on a project in a locality other than that in which its program is registered, the ratios and wage rates (expressed in percentages of the journeyman’s hourly rate) specified in the Contractor’s or subcontractor’s registered program shall be observed.  Every apprentice must be paid at not less than the rate specified in the registered program for the apprentice’s level of progress, expressed as a percentage of the journeymen hourly rate specified in the applicable wage determination.  Apprentices shall be paid fringe benefits in accordance with the provisions of the apprenticeship program.  If the apprenticeship program does not specify fringe benefits, apprentices must be paid the full amount of fringe benefits listed on the wage determination for the applicable classification.  If the Administrator determines that a different practice prevails for the applicable apprentice classification, fringes shall be paid in accordance with that determination.  In the event the Office of Apprenticeship Training, Employer and Labor Services, or a State Apprenticeship Agency recognized by the Office, withdraws approval of an apprenticeship program, the Contractor will no longer be permitted to utilize apprentices at less than the applicable predetermined rate for the work performed until an acceptable program is approved.

(ii)                                  Trainees.  Except as provided in 29 CFR 5.16, trainees will not be permitted to work at less than the predetermined rate for the work performed unless they are employed pursuant to and individually registered in a program which has received prior approval, evidenced by formal certification by the U.S. Department of Labor, Employment and Training Administration.  The ratio of trainees to journeymen on the job site shall not be greater than permitted under the plan approved by the Employment and Training Administration.  Every trainee must be paid at not less than the rate specified in the approved program for the trainee’s level of progress, expressed as a percentage of the journeyman hourly rate specified in the applicable wage determination.  Trainees shall be paid fringe benefits in accordance with the provisions of the trainee program.  If the trainee program does not mention fringe benefits, trainees shall be paid the full amount of fringe benefits listed on the wage determination unless the Administrator of the Wage and Hour Division determines that there is an apprenticeship program associated with the corresponding journeyman wage rate on the wage determination which provides for less than full fringe benefits for apprentices.  Any employee listed on the payroll at a trainee

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

rate who is not registered and participating in a training plan approved by the Employment and Training Administration shall be paid not less than the applicable wage rate on the wage determination for the classification of work actually performed.  In addition, any trainee performing work on the job site in excess of the ratio permitted under the registered program shall be paid not less than the applicable wage rate on the wage determination for the work actually performed.  In the event the Employment and Training Administration withdraws approval of a training program, the Contractor will no longer be permitted to utilize trainees at less than the applicable predetermined rate for the work performed until an acceptable program is approved.

(iii)                               Equal employment opportunity.  The utilization of apprentices, trainees, and journeymen under this part shall be in conformity with the equal employment opportunity requirements of Executive Order 11246, as amended and 29 CFR part 30.

(5)                                  Compliance with Copeland Act requirements.  The Contractor shall comply with the requirements of 29 CFR part 3, which are incorporated by reference in this Contract.

(6)                                  Contracts and Subcontracts.  The Recipient, Subrecipient, the Recipient’s, and Subrecipient’s contractors and subcontractor shall insert in any Contracts the clauses contained herein in(a)(1) through (10) and such other clauses as the Department of Energy may by appropriate instructions require, and also a clause requiring the subcontractors to include these clauses in any lower tier subcontracts.  The Recipient shall be responsible for the compliance by any subcontractor or lower tier subcontractor with all of the paragraphs in this clause.

(7)                                  Contract termination: debarment.  A breach of the Contract clauses in 29 CFR 5.5 may be grounds for termination of the Contract, and for debarment as a contractor and a subcontractor as provided in 29 CFR 5.12.

(8)                                  Compliance with Davis-Bacon and Related Act requirements.  All rulings and interpretations of the Davis-Bacon and Related Acts contained in 29 CFR parts 1, 3, and 5 are herein incorporated by reference in this Contract.

(9)                                  Disputes concerning labor standards.  Disputes arising out of the labor standards provisions of this Contract shall not be subject to the general disputes clause of this Contract.  Such disputes shall be resolved in accordance with the procedures of the Department of Labor set forth in 29 CFR parts 5, 6, and 7.  Disputes within the meaning of this clause include disputes between the Recipient, Subrecipient, the Contractor (or any of its subcontractors), and the contracting agency, the U.S. Department of Labor, or the employees or their representatives.

(10)                            Certification of eligibility.

(i)                                     By entering into this Contract, the Contractor certifies that neither it (nor he or she) nor any person or firm who has an interest in the Contractor’s firm is a person or firm ineligible to be awarded Government contracts by virtue of section 3(a) of the Davis-Bacon Act or 29 CFR 5.12(a)(1).

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(ii)                                  No part of this Contract shall be subcontracted to any person or firm ineligible for award of a Government contract by virtue of section 3(a) of the Davis-Bacon Act or 29 CFR 5.12(a)(1).

(iii)                               The penalty for making false statements is prescribed in the U.S. Criminal Code, 18 U.S.C. 1001.

(b)                                  Contract Work Hours and Safety Standards Act.  As used in this paragraph, the terms laborers and mechanics include watchmen and guards.

(1)                                  Overtime requirements.  No Contractor or subcontractor contracting for any part of the Contract work which may require or involve the employment of laborers or mechanics shall require or permit any such laborer or mechanic in any workweek in which he or she is employed on such work to work in excess of forty hours in such workweek unless such laborer or mechanic receives compensation at a rate not less than one and one-half times the basic rate of pay for all hours worked in excess of forty hours in such workweek.

(2)                                  Violation; liability for unpaid wages; liquidated damages.  In the event of any violation of the clause set forth in paragraph (b)(1) of this section, the Contractor and any subcontractor responsible therefor shall be liable for the unpaid wages.  In addition, such Contractor and subcontractor shall be liable to the United States (in the case of work done under contract for the District of Columbia or a territory, to such District or to such territory), for liquidated damages.  Such liquidated damages shall be computed with respect to each individual laborer or mechanic, including watchmen and guards, employed in violation of the clause set forth in paragraph (b)(1) of this section, in the sum of $10 for each calendar day on which such individual was required or permitted to work in excess of the standard workweek of forty hours without payment of the overtime wages required by the clause set forth in paragraph (b)(1) of this section.

(3)                                  Withholding for unpaid wages and liquidated damages.  The Department of Energy or the Recipient or Subrecipient shall upon its own action or upon written request of an authorized representative of the Department of Labor withhold or cause to be withheld, from any moneys payable on account of work performed by the Contractor or subcontractor under any such contract or any other Federal contract with the same prime Contractor, or any other federally-assisted contract subject to the Contract Work Hours and Safety Standards Act, which is held by the same prime contractor, such sums as may be determined to be necessary to satisfy any liabilities of such Contractor or subcontractor for unpaid wages and liquidated damages as provided in the clause set forth in paragraph (b)(2) of this section.

(4)                                  Contracts and Subcontracts.  The Recipient, Subrecipient, and Recipient’s and Subrecipient’s contractor or subcontractor shall insert in any Contracts, the clauses set forth in paragraph (b)(1) through (4) of this section and also a clause requiring the subcontractors to include these clauses in any lower tier subcontracts.  The Recipient shall be responsible for compliance by any subcontractor or lower tier subcontractor with the clauses set forth in paragraphs (b) (1) through (4) of this section.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(5)                                  The Contractor or subcontractor shall maintain payrolls and basic payroll records during the course of the work and shall preserve them for a period of three years from the completion of the Contract for all laborers and mechanics, including guards and watchmen, working on the Contract.  Such records shall contain the name and address of each such employee, social security number, correct classifications, hourly rates of wages paid, daily and weekly number of hours worked, deductions made, and actual wages paid.  The records to be maintained under this paragraph shall be made available by the Contractor or subcontractor for inspection, copying, or transcription by authorized representatives of the Department of Energy and the Department of Labor, and the Contractor or subcontractor will permit such representatives to interview employees during working hours on the job.

(c)                                  Recipient Responsibilities for Davis Bacon Act

(1) On behalf of the Department of Energy (DOE), Recipient shall perform the following functions:

(i)                                     Obtain, maintain, and monitor all Davis Bacon Act (DBA) certified payroll records submitted by the Subrecipients and Contractors at any tier under this Award;

(ii)                                  Review all DBA certified payroll records for compliance with DBA requirements, including applicable DOL wage determinations;

(iii)                               Notify DOE of any non-compliance with DBA requirements by Subrecipients or Contractors at any tier, including any non-compliances identified as the result of reviews performed pursuant to paragraph (ii) above;

(iv)                              Address any Subrecipient and any Contractor DBA non-compliance issues; if DBA non-compliance issues cannot be resolved in a timely manner, forward complaints, summary of investigations and all relevant information to DOE;

(v)                                 Provide DOE with detailed information regarding the resolution of any DBA non-compliance issues;

(vi)                              Perform services in support of DOE investigations of complaints filed regarding noncompliance by Subrecipients and Contractors with DBA requirements;

(vii)                           Perform audit services as necessary to ensure compliance by Subrecipients and Contractors with DBA requirements and as requested by the Contracting Officer; and

(viii)                        Provide copies of all records upon request by DOE or DOL in a timely manner.

(d)                                  Rates of Wages

The minimum wages to be paid laborers and mechanics under this award involved in performance of work at the project site, as determined by the Secretary of Labor to be prevailing for the corresponding classes of laborers and mechanics employed on projects of a character similar to the contract work in the pertinent locality, are found at

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

http://www.wdol.gov/, by clicking on “Selecting DBA WDs”.  The Wage Determination Number(s) and General Decision Number(s) specific to this award are found below.  These wage rates are minimum rates and are not intended to represent the actual wage rates that the Contractor may have to pay.

CONSTRUCTION TYPE	WAGE DETERMINATION NUMBER	GENERAL DECISION NUMBER
Heavy Construction	MS12, MS22, MS24, MS101	MS100101 03/12/2010 MS101 MS100012 03/12/2010 MS12 MS100022 03/12/2010 MS22 MS100024 03/12/2010 MS24

34.                               CONTINGENCY

A.                                   Contingency Requirement.  A minimum amount of Contingency is required for awards selected under Funding Opportunity Announcement DE-FOA-0000096.  “Contingency” is defined in the Appendix as: “a provision in the Project Management Plan to mitigate cost and/or schedule risk.” Contingency funds must be (a) liquid, (b) immediately available, and (c) unrestricted funds dedicated exclusively to the Project for the purpose of mitigating project performance baseline risk.  Contingency funds may come from a variety of sources, as approved by the Contracting Officer on a case-by-case basis in accordance with the Appendix to these Terms and Conditions (Attachment 5).

B.                                     Minimum Amount of Contingency.  Initial Contingency funds shall be not less than 25 percent of the Total Project Cost that begins with Budget Period 2, as more specifically described in Section B(2) of the Appendix to these Terms and Conditions (Attachment 5).

C.                                     Contingency Not Counted Toward Cost Share or DOE Reimbursement.  Contingency is in addition to the Total Project Cost and cannot count toward cost share or result in reimbursement by DOE above the share approved in the award.

D.                                    Appendix.  All of the terms and conditions set forth in this provision shall be further subject to the requirements and clarifications of Attachment 5.

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September 30 2011

NOVATION AGREEMENT

Enerkem Corporation (Transferor), a corporation duly organized and existing under the laws of Delaware, with its principal office in Wilmington, DE; Enerkem Mississippi Biofuels LLC (Transferee), a limited liability company duly organized and existing under the laws of Delaware, with its principal office in Wilmington, DE; and the United States of America (Government), enter into this Novation Agreement (Agreement) in accordance with the terms set forth below.

WHEREAS, on or about December 30, 2009, the Government, represented by Contracting Officer(s) of the Department of Energy, awarded Cooperative Agreement Number

DE-EE0002882, entitled “Recovery Act — Heterogeneous Biorefinery Project” (hereinafter, including all modifications, referred to as “the Award”) to Transferor; and

WHEREAS, the Transferor and Transferee have requested that the Award be assigned to the Transferee as a result of a corporate re-organization; and

WHEREAS, the Transferor and Transferee have represented and warranted the following facts to the Government in support of their request to assign the Award:

1.               By virtue of a certain Certificate of Formation executed on October 28, 2010 (attached hereto as Exhibit E), Enerkem Corporation formed Transferee as a wholly-owned subsidiary of Enerkem Corporation, for the specific purpose of performing all activities required under the Award, including construction and operation of the biorefinery, to be located in Pontotoc County, Mississippi (“Pontotoc Biorefinery”); and

2.               By virtue of a certain Transfer Agreement and Parent Guarantee (attached hereto as Exhibit A), the Transferor transferred all of its rights and obligations under the Award to its subsidiary company, Enerkem Mississippi Biofuels LLC; and

3.               By virtue of a Master Services Agreement (attached hereto as Exhibit B) Transferor will provide its services to the Transferee in connection with the development, design, construction and operation of the Pontotoc Biorefinery; and

4.               By virtue of a Technology License (attached hereto as Exhibit C), Transferor granted an unconditional license to the Transferee to use the Enerkem Technology and Licensed Intellectual Property for performing activities under the Award; and

5.               The Transferee owns, or will acquire, all the assets necessary to perform the Award by virtue of the foregoing transactions and anticipated procurement agreements, including certain agreements attached hereto as Exhibit B “Master  Services Agreement”,  and Exhibit C “Technology License”; and

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6.               All assets acquired with project funds (includes federal funds and recipient cost share funds) will remain under the ownership of the Transferee, subject to the property interest held by the Government and the conditions set forth at 600 C.F.R. § 321; and

7.               The Transferee has assumed all obligations and liabilities of the Transferor under the Award by virtue of the above transactions; and

8.               By virtue of Certificate of Formation executed March 9, 2011 (attached hereto as Exhibit F), Transferor created EMB Holdings LLC (“Holdco”); and

9.               Holdco is wholly-owned by Transferor and in turn, holds a 100% participation in Transferee; and

10.         By virtue of a Parent Guarantee (attached hereto as Exhibit A), the Transferor, Holdco, and Transferee are each unconditionally guaranteeing, inter alia, the Transferee’s performance of all obligations required under the Award; and

11.         The Transferee is in a position to fully perform all obligations that may exist under the Award (see also additional representations contained in the Recipient Change Request Questionnaires and Clarifications regarding the Creation of a New Entity attached hereto as Exhibit D).

NOW, THEREFORE, in consideration of these facts, guarantees and representations and other good and valuable consideration, the parties agree that by this Novation Agreement:

1.               It is consistent with the Government’s interest to recognize the Transferee as the successor party to the Award.

2.               The Transferor confirms its assignment of the Award, and all of its rights and responsibilities under the Award, to the Transferee.  The Transferor waives any claims and rights against the Government that it now has or may have in the future in connection with the Award, including all claims to any unexpended and uncommitted funds.

3.               The Transferee agrees to be bound by, and to perform in accordance with the conditions contained in the Award. The Transferee also assumes all obligations and liabilities of, and all claims against, the Transferor under the Award as if the Transferee were the original party to the Award.

4.               The Transferee ratifies all previous actions taken by the Transferor with respect to the Award, with the same force and effect as if the action had been taken by the Transferee.

5.               The Government recognizes the Transferee as the Transferor’s successor-in-interest in and to the Award. The Transferee by this Agreement becomes entitled to all rights, titles, and interests of the Transferor in and to the Award as if the Transferee were the original party to the Award.

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6.               Except as expressly provided in this Agreement, nothing in it shall be construed as a waiver of any rights of the Government against the Transferor or Transferee.

7.               All payments and reimbursements previously made by the Government to the Transferor, and all other previous actions taken by the Government under the Award, shall be considered to have discharged those parts of the Government’s obligations under the Award. All payments and reimbursements made by the Government after the date of this Agreement in the name of or to the Transferor shall have the same force and effect as if made to the Transferee, and shall constitute a complete discharge of the Government’s obligations under the Award, to the extent of the amounts paid or reimbursed.

8.               The Transferor and the Transferee agree that the Government is not obligated to pay or reimburse either of them for, or otherwise give effect to, any costs, taxes, or other expenses, or any related increases, directly or indirectly arising out of or resulting from the transfer of the Award or this Agreement, other than those that the Government in the absence of this transfer or Agreement would have been obligated to pay or reimburse under the terms of the Award.

9.               The Transferor guarantees payment of all liabilities and the performance of all obligations that the Transferee—

a.               Assumes under this Agreement; or

b.              May undertake in the future should the Award be modified. The Transferor waives notice of, and consents to, any such future modifications.

10.         The Government’s execution of this Agreement does not constitute approval by the Government of the terms or conditions of the documents submitted by the Transferor and Transferee in support of their request to assign the Award nor does it constitute a determination by the Government regarding the allowability of costs incurred by the Transferee pursuant to those documents or incurred by the Transferee as a result of the organizational structure that Transferor and Transferee have chosen to put in place among their related companies in order to perform the Award.

11.         If Transferee is not going to perform an aspect of the award itself and chooses to utilize the services or resources of any of its related companies, the related company will be treated as sub-recipient and will not be allowable as a vendor.

12.         The Award shall remain in full force and effect, except as modified by this Agreement, and nothing contained herein shall limit the Government’s ability to modify the terms and conditions of the Award as the Government finds necessary.

13.         This Agreement will take effect as of the date the Government formally incorporates this Agreement into the Award through an Award modification.

[SIGNATURE PAGES FOLLOW]

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THE UNITED STATES OF AMERICA

By	/s/ Melissa Wise	Date: September 30, 2011

Title: Contracting Officer for the Department of Energy

ENERKEM CORPORATION

By	/s/ Vincent Chornet	Date: September 8, 2011

Title President

ENERKEM MISSISSIPPI BIOFUELS LLC

By	/s/ Vincent Chornet	Date: September 8, 2011

Title President

CERTIFICATE

I, Jocelyn Auger, certify that I am the Secretary of Enerkem Corporation, that Vincent Chornet, who signed this Agreement for this entity, was then President of this entity; and that this Agreement was duly signed for and on behalf of this entity by authority of its governing body and within the scope of its corporate powers. Witness my hand this day of September 2011.

By	/s/ Jocelyn Auger

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CERTIFICATE

I, Jocelyn Auger, certify that I am the Secretary of Enerkem Mississippi Biofuels LLC, that Vincent Chornet, who signed this Agreement for this entity, was then President of this entity; and that this Agreement was duly signed for and on behalf of this entity by authority of its governing body and within the scope of its corporate powers. Witness my hand this day of September 2011.

By	/s/ Jocelyn Auger

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

EXHIBIT A — TRANSFER AGREEMENT AND PARENT GUARANTEE

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TRANSFER AGREEMENT

BETWEEN:	ENERKEM CORPORATION, a Delaware Corporation, having its registered office at 222 Delaware Avenue, 9th Floor, Wilmington, New Castle County, Delaware, 19801, United States of America;

(“Enerkem Corp”)

AND:

ENERKEM MISSISSIPPI BIOFUELS LLC, a Delaware limited liability company, having its registered office at 222 Delaware Avenue, 9th Floor, Wilmington, New Castle County, Delaware, 19801, United States of America;

(“EMB”)

WHEREAS the Department of Energy of the United States of America granted to Enerkem Corp award no. DE-EE0002882 effective December 28, 2009 for its project entitled “Recovery Act - Heterogeneous Biorefinery Project” (the “Award”).

WHEREAS EMB is a wholly-owned subsidiary of Enerkem Corp;

WHEREAS Enerkem Corp wishes to transfer and assign all of its rights and obligations under the Award in favour of EMB and EMB accepts such transfer and assignment (the “Novation”);

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.                    Enerkem Corp hereby transfers and assigns all of its rights and obligations under the Award in favour of EMB.

2.                    EMB recognizes having read the Award and accepts to assume all rights and obligations of Enerkem Corp under the Award as of the date hereof.

3.                    No transfer of personnel from Enerkem Corp to EMB occurs as part of the Novation of this Award.

SIGNED IN Montreal, this 21st day of June 2011.

	ENERKEM CORPORATION		ENERKEM MISSISSIPPI BIOFUELS LLC

Per:	/s/ Vincent Chornet	Per:	/s/ Vincent Chornet
Name:	Vincent Chornet	Name:	Vincent Chornet
Title:	President	Title:	President
Date:	June 21, 2011	Date:	June 21, 2011

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PARENT GUARANTEE

BETWEEN:

ENERKEM MISSISSIPPI BIOFUELS LLC, a Delaware limited liability company, having its registered office at 222 Delaware Avenue, 9th Floor, Wilmington, New Castle County, Delaware, 19801, United States of America;

(“EMB”)

AND:	EMB HOLDINGS LLC, a Delaware limited liability company, having its registered office at 222 Delaware Avenue, 9th Floor, Wilmington, New Castle County, Delaware, 19801, United States of America;

(“Holdco”)

AND:	ENERKEM CORPORATION, a Delaware limited liability company, having its registered office at 222 Delaware Avenue, 9th Floor, Wilmington, New Castle County, Delaware, 19801, United States of America;

(“Enerkem Corp”)

WHEREAS the Department of Energy of the United States of America (“DOE”) granted to Enerkem Corp award no. DE-EE0002882 effective December 28, 2009 for its project entitled “Recovery Act - Heterogeneous Biorefinery Project” (the “Award”);

WHEREAS all rights and obligations of Enerkem Corp under the Award were transferred and assigned by Enerkem Corp in favour of EMB by a Novation Agreement entered into as of                                     , 2011 (the “Novation”).

WHEREAS, as a condition of DOE for the Novation, each of Enerkem Corp and Holdco agrees to guarantee the obligations of EMB under the Award;

NOW THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.                                       Each of Enerkem Corp and Holdco binds and obliges itself, as of the date hereof, to guarantee the performance of EMB’s obligations, undertakings and covenants under the Award.

2.             Each of Enerkem Corp’s and Holdco’s obligations hereunder:

2.1     are absolute and unconditional;

2.2     shall remain in full force and effect for the duration of the Award.

3.                                       The liability of each of Enerkem Corp and Holdco hereunder shall not be reduced, limited, terminated or affected in any way should DOE grant renewals, extensions, releases and discharges to EMB or accept modifications or change the terms of the Award, in whole or in part, or otherwise deal with DOE in respect of the Award, at any time and so long as the Award is still in full force and effect.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SIGNED IN Montreal, this 21st day of June 2011.

	ENERKEM MISSISSIPPI BIOFUELS LLC		EMB HOLDINGS LLC

Per:	/s/ Vincent Chornet	Per:	/s/ Jocelyn Auger
Name:	Vincent Chornet	Name:	Jocelyn Auger
Title:	President	Title:	Vice-President
Date:	June 21, 2011	Date:	June 21, 2011

ENERKEM CORPORATION

Per:	/s/ Vincent Chornet
Name:	Vincent Chornet
Title:	President
Date:	June 21, 2011

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

September 30 2011

EXHIBIT B — MASTER SERVICES AGREEMENT

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MASTER SERVICES AGREEMENT

THIS MASTER SERVICES AGREEMENT (the “Agreement”) is entered into between Enerkem Inc., a Canadian corporation (“Enerkem”), Enerkem Corporation, a Delaware Corporation (“Enerkem Corp”) and Enerkem Mississippi Biofuels LLC, a Delaware limited liability company (“EMB”), for the purpose of setting forth the terms and conditions upon which Consultant (as defined below) shall provide the Services (as defined below) to EMB.

WHEREAS Enerkem Corp is a wholly-owned subsidiary of Enerkem;

WHEREAS EMB is a wholly-owned subsidiary of Enerkem Corp;

IN CONSIDERATION of the mutual promises contained herein, the Parties hereby agree as follows:

1.                                      DEFINITIONS

1.1           “Agreement” means this Master Services Agreement, including all associated exhibits and Work Orders;

1.2           “Business Day” means any day except Saturday, Sunday and any other day on which financial institutions are generally not open for business in the city of Montréal, Province of Québec (Canada);

1.3           “Confidential Information” means any and all technical and non technical information of a Party identified as confidential, whether in oral, written, graphic or electronic form, and provided to the other Party hereto, including, but not limited to, patent applications, ideas, samples, media, techniques, sketches, drawings, works of authorship, models, inventions, know how, processes, algorithms, software source documents, and formulae related to the current, future, and proposed products and services of such Party, information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, clients lists, pricing, investors, employees, business and contractual relationships, business forecasts, sales and merchandising, marketing plans, information the disclosing Party provides regarding third parties and any third party proprietary information rightfully held and disclosed by the disclosing Party. Confidential Information does not include information:

1.3.1        already in the possession of the receiving Party without an obligation of confidentiality;

1.3.2        hereafter rightfully furnished to the receiving Party by a third party without a breach of any legal or contractual obligation;

1.3.3        that is or becomes publicly available without breach of this Agreement;

1.3.4        independently developed by the receiving Party without the use of Confidential Information.

1.4           “Consultant” means any of Enerkem or Enerkem Corp;

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1.5           “Consultant’s Fees” means the normal billing rates of Consultant for its employees to perform the Services or, in the case of third parties, the amount of third party fees and expenses charged to Consultant in relation to the Services;

1.6           “Effective Date” shall mean the date hereof and on which this Agreement becomes effective;

1.7           “Intellectual Property” means any past, present or future (i) inventions (patented or unpatented), including machines, processes and composition or matter; (ii) work of authorship, including but not limited to written documents, research data, software, source code, databases and the documentation therefor; (iii) trade-marks, trade names, service marks, brand names, certification marks, trade dress, domain names and other indications of origin and the goodwill associated therewith; (vi) designs; (v) integrated circuit topographies or mask work, (vi) trade secrets and other confidential or non-public information including unpatented or unpatentable inventions, data (technical or not), discoveries, formulae, compositions, ideas, notes, improvements, know-how, processes and techniques (including for scale up), research and development information, drawings, schematics, specifications, plans (vi) any similar intellectual or industrial property in any jurisdiction.

1.8           “Parties” collectively means Enerkem, Enerkem Corp and EMB and “Party” means any of Enerkem, Enerkem Corp or EMB, individually.

1.9           “Services” shall mean the services to be performed by Consultant pursuant to a Work Order.

1.10         “Work Order” shall mean a document, in the form set out in Exhibit A, setting forth the specific terms and conditions concerning the performance of Services by Consultant hereunder and for which the content shall be agreed to by the Parties.

2.                                      PURPOSE

Consultant will be performing Services for EMB in connection with the development, design, construction and operation of a biorefinery to be located in Pontotoc County, Mississippi, which will convert waste materials into transportation fuels and / or specialty chemicals.

3.                                      SERVICES; INVOICING AND PAYMENT

3.1           Services. EMB may order or Consultant may require EMB to perform certain Services from Consultant which shall be defined individually in separate Work Orders referencing this Agreement and signed by both Consultant and EMB. Consultant will charge EMB Consultant’s Fees for the Services and for reasonable expenses incurred in performing the Services.

3.2           Work Orders. All Services provided by Consultant shall be rendered in accordance with and subject to the terms of this Agreement. If any terms in a Work Order conflict with the terms of this Agreement, the terms of this Agreement shall supersede the terms of such Work Order for that engagement.

3.3           Payment. Fees for Services provided hereunder shall be payable when invoiced.

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3.4           Taxes. Consultant’s Fees do not include taxes. EMB shall pay or reimburse Consultant for all sales, use, excise, personal property, value-added, or other federal, state or local taxes, duties, or any similar assessments based on the Services provided under this Agreement; however, EMB shall have no responsibility for Consultant’s income or franchise taxes.

4.                                      INDEPENDENT CONTRACTORS

Consultant shall be and act as an independent contractor hereunder and no employee of either Party shall be deemed to be an employee of the other for any purpose whatsoever. Each Party shall comply, at its own expense, with the provisions of all applicable laws applicable to it as an employer and otherwise.

5.                                      INTELLECTUAL PROPERTY

Each Consultant retains all of its rights, titles and interests in and to all Intellectual Property created, conceived or developed by Consultant in connection with the performance of the Services, including any modifications and improvements thereto and all related Intellectual Property rights, except that when such Services are cost-shared pursuant to the Cooperative Agreement Number DE-EE0002882 — Recovery Act — Heterogenous Biorefinery Project effective December 28, 2009 (the “Award”), the Intellectual Property rights of each Consultant shall be subject to the provisions of the Award. Subject to the foregoing and in consideration of Consultant’s compensation hereunder, Consultant hereby grants EMB a fully paid-up, non-exclusive, worldwide and perpetual licence to use all Intellectual Property and related Intellectual Property rights for the purposes hereunder, except such intellectual property contained in and governed by the Technology License executed by Enerkem and EMB on June 21, 2011.

6.                                      NON-DISCLOSURE

6.1           Confidentiality Obligations. Each Party agrees that, at all times and notwithstanding any termination or expiration of this Agreement, it will hold in strict confidence and not disclose to any third party Confidential Information of any other Party, except as approved in writing by any such other Party to this Agreement, and will use the Confidential Information for no purpose other than as expressly permitted by the disclosing Party. Each Party shall immediately notify the other upon discovery of any loss or unauthorized disclosure of the Confidential Information of the other Party.

6.2           Access. Each Party shall only permit access to Confidential Information of the other Party to those of its employees or authorized representatives having a need to know the information and who have signed confidentiality agreements or are otherwise bound by confidentiality obligations at least as restrictive as those contained herein.

6.3           Ownership. All Confidential Information (including all copies thereof) shall remain the property of the disclosing Party. Upon termination or expiration of this Agreement, or upon written request of the disclosing Party, a receiving Party shall promptly destroy or return to the other all documents and other tangible materials representing the other’s Confidential Information and all copies thereof, and the receiving Party shall certify such destruction or return in a writing.

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6.4           Exceptions. Notwithstanding any other provision of this Agreement, disclosure of Confidential Information shall not be precluded if such disclosure is in responses to a valid order of a court or other governmental body; provided, however, that the receiving Party shall first provide the other Party with prior written notice of such disclosure in order to permit the other Party to seek confidential treatment of such information.

7.                                      TERM AND TERMINATION

7.1           Term. This Agreement shall commence on the Effective Date and shall continue until it is terminated in accordance with Section 7.2. No Work Order shall be executed thereafter unless agreed by the Parties in writing. EMB shall pay Consultant for all services fees rendered and expenses incurred up to the date of termination, upon Consultant providing satisfactory evidence of same.

7.2           Termination For Convenience. Each Party may terminate this Agreement for convenience by giving a written notice to such effect to the other Parties.

7.3           Survival. Sections 6 and 8 shall survive the termination of the Agreement.

8.                                      DISCLAIMER OF WARRANTIES; LIMITATION OF LIABILITY

8.1           All Services hereunder are provided “as is” without any warranty whatsoever. Consultant expressly disclaims all other warranties, terms or conditions, express, implied or statutory, regarding the Services, including any warranties of merchantability, title, fitness for a particular purpose and infringement. No representation or other affirmation of fact, regarding the Services shall be deemed a warranty for any purpose or give rise to any liability of Consultant whatsoever.

9.                                      GENERAL TERMS

9.1           Exhibits and Counterparts. All recitals and exhibits are hereby incorporated into this Agreement. This Agreement may be executed in any number of counterparts and/or duplicate originals.

9.2           Assignment. No Party may assign this Agreement without the prior written consent of the other Parties, which consent will not be unreasonably withheld. Subject to the foregoing, this Agreement will bind and inure to the benefit of any permitted successors or assigns.

9.3           Definitions and Section Headings. Singular terms shall be construed as plural, and vice versa, where the context requires. Section headings are a matter of convenience and shall not be considered part of this Agreement.

9.4           Entire Agreement. This Agreement and all Work Orders entered into between the Parties are the complete and exclusive statement of the understandings of the Parties, and it supersedes and merges all prior proposals and understandings, whether oral or written, relating to the subject matter of this Agreement. This Agreement may not be modified except in writing, signed by a duly authorized representative of each Party, and expressly referring to this Agreement.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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9.5           Force Majeure. No Party will be responsible for failure of performance, other than for an obligation to pay money, due to causes beyond its control, including, without limitation: acts of God or nature; labour disputes; sovereign acts of any federal, state or foreign government; or shortage of materials.

9.6           Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws in force within the Province of Québec and the laws of Canada applicable therein. The Parties irrevocably submit all disputes arising out of this Agreement to Québec courts, judicial district of Montréal. Pending final resolution of a dispute hereunder, Consultant will proceed diligently with the performance of its obligations under this Agreement.

9.7           Notices. A Party shall promptly do, sign, deliver or cause to be done, signed and delivered all further acts, documents and things that another Party may reasonably require for the purposes of giving effect to this Agreement. Any notice, consent or other communication under this Agreement shall be given in writing and delivered by hand, by registered mail, by bailiff or sent by fax, and addressed as follows:

if to Enerkem:

Enerkem Inc.
1010 Sherbrooke Street West, Suite 1610
Montréal, Québec H3A 2R7

Attention: Vice-President and General Counsel
Fax: 514 875-0835

if to Enerkem Corp:

Enerkem Corporation
222 Delaware Avenue

9th Floor

Wilmington, New Castle County, Delaware, 19801

United States of America

Attention: President
Fax: 514 875-0835

with copy to:

Enerkem Inc.
1010 Sherbrooke Street West, Suite 1610
Montréal, Québec H3A 2R7

Attention: Vice-President and General Counsel
Fax: 514 875-0835

if to EMB:

Enerkem Mississippi Biofuels LLC

222 Delaware Avenue

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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9th Floor

Wilmington, New Castle County, Delaware, 19801

United States of America

Attention: President
Fax: 514 875-0835

with copy to:

Enerkem Inc.
1010 Sherbrooke Street West, Suite 1610
Montréal, Québec H3A 2R7

Attention: Vice-President and General Counsel
Fax: 514 875-0835

Such notice, consent or other communication will be deemed to have been given and received on the day it is actually delivered or sent (or if that day is not a Business Day, on the following Business Day), unless it is delivered or sent after 4:30 p.m., in which case it will be deemed to have been given and received on the next Business Day.

A Party may, from time to time, designate another address in accordance with this section.

9.8           Severability. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable, the remainder of the Agreement shall continue in full force and effect.

9.9           Waiver. The waiver of one breach or default under this Agreement or any Work Order shall not constitute the waiver of any subsequent breach or default thereunder, and shall not act to amend or negate the rights of any Party.

[Signatures follow next page]

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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The Parties have signed this Agreement in Montréal, Québec, Canada, this 21st day of June 2011.

	ENERKEM INC.		ENERKEM CORPORATION

Per:	/s/ Jocelyn Auger	Per:	/s/ Vincent Chornet
Name:	Jocelyn Auger	Name:	Vincent Chornet
Title:	Vice President and General Counsel	Title:	President

ENERKEM MISSISSIPPI BIOFUELS LLC

Per:	/s/ Vincent Chornet
Name:	Vincent Chornet
Title:	President

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Exhibit A

WORK ORDER FORM

WORK ORDER NO.

DATE:

CONSULTANT:                                                    (Please identify who will be providing the Services under this Work Order)

Description of Services to be provided by Consultant:

Schedule:

Deliverables:

[CONSULTANT]	ENERKEM MISSISSIPPI BIOFUELS LLC

Signature:	Signature:
Name:	Name:
Title:	Title:

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

September 30 2011

EXHIBIT C — TECHNOLOGY LICENSE

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

TECHNOLOGY LICENSE

TECHNOLOGY LICENSE (“License”) dated as of June 21, 2011 between Enerkem Inc. (“Licensor”) and Enerkem Mississippi Biofuels LLC (“Licensee”).

IN CONSIDERATION OF the mutual covenants hereinafter set forth, Licensor and Licensee agree as follows:

1.             Structure of Agreement; Attachments. The following Attachments, together with this License and other attachments to this License listed below, form a single agreement, provided that in the case of any inconsistency between any provision of the GTC or any other attachment or schedule and any provision of this License, the latter shall prevail to the extent necessary to resolve the inconsistency:

Attachment 1	General Terms and Conditions (the “GTC”, capitalized terms used but not defined herein being used as defined by the GTC)

Attachment 2	Description of Enerkem Technology

Attachment 3	Licensor’s Compensation

2.             License. Licensor hereby grants to Licensee a license to use the Enerkem Technology and Licensed Intellectual Property for the project (the “Project”) consisting in the construction and operation of a biorefinery to be located in Pontotoc County, Mississippi, that will convert waste materials into transportation fuels and / or specialty chemicals (the “Plant”).

3.             Compensation. As compensation for this License, Licensee shall pay the compensation set forth in Attachment 3 to Licensor.

4.             Term. The License shall remain in force during the life of the Project.

5.             Termination. Notwithstanding anything contained in the GTC, this License shall not be terminable for so long as Licensor maintains an interest or other form of ownership in Licensee.

[Signatures follow next page]

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IN WITNESS WHEREOF Licensor and Licensee have executed this License as of the date first above written.

	ENERKEM INC.		ENERKEM MISSISSIPPI BIOFUELS LLC

Per:	/s/ Jocelyn Auger	Per:	/s/ Vincent Chornet
Name:	Jocelyn Auger	Name:	Vincent Chornet
Title:	Vice President and General Counsel	Title:	President
Date:	June 21, 2011	Date:	June 21, 2011

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ATTACHMENT 1
GENERAL TERMS AND CONDITIONS

[Please see attached document.]

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

GENERAL TERMS AND CONDITIONS

1.                                       These general terms and conditions are annexed to and form part of a specific license (the “Specific License”) granted by Enerkem Inc. (“Licensor”) to the licensee named in the Specific License (the “Licensee”), to use the Enerkem Technology (as hereinafter defined) and the Licensed Intellectual Property (as hereinafter defined) in respect of the specific project referred to in the Specific License (the “Project”).  References in these general terms and conditions to “this License” shall mean the Specific License as supplemented by these general terms and conditions.

2.                                       Definitions. As used in this License,

(a)                                  “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Licensee, and for this purpose, “control,” “controlled by” and “under common control with” mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract or otherwise.

(b)                                 “Enerkem Technology” means the [ * ] developed by Licensor, as further described in Attachment 2.

(c)                                  “Intellectual Property” means any past, present or future (i) inventions (patented or unpatented), including machines, processes and composition or matter; (ii) work of authorship, including but not limited to written documents, research data, software, source code, databases and the documentation therefor; (iii) trade-marks, trade names, service marks, brand names, certification marks, trade dress, domain names and other indications of origin and the goodwill associated therewith; (vi) designs; (v) integrated circuit topographies or mask work, (vi) trade secrets and other confidential or non-public information including unpatented or unpatentable inventions, data (technical or not), discoveries, formulae, compositions, ideas, notes, improvements, know-how, processes and techniques (including for scale up), research and development information, drawings, schematics, specifications, plans (vi) any similar intellectual or industrial property in any jurisdiction.

(d)                                 “Licensed Intellectual Property” means the Intellectual Property pertaining to the Enerkem Technology.

(e)                                  “Plant” means the plant in respect of which the Specific License has been granted.

(f)                                    “Representatives” shall mean, with respect to any party, one or more of such party’s directors, officers, owners, employees, agents, contractors, vendors, engineers, consultants or other representatives.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3.                                       Purpose. Licensee shall not use the Enerkem Technology or the Licensed Intellectual Property for any purpose other than the Project.

4.                                       Provision of Information.  Licensor shall provide to Licensee all such information and documentation relating to the Enerkem Technology and the Licensed Intellectual Property as Licensee reasonably requires to design, construct, operate and maintain the Project.

5.                                      Modifications.

(a)                                  Any and all modifications to the Enerkem Technology or the Licensed Intellectual Property by Licensee or one or more of its Representatives shall be the property of Licensor. Licensee shall promptly notify Licensor of any such modification and Licensee agrees to assign all of its right, title and interest in such modification to Licensor. Licensee shall have the right, at no additional cost, to use such modifications in connection with the Project.

(b)                                 This Licence shall automatically include any and all modifications to the Enerkem Technology or the Licensed Intellectual Property made by Licensor or by other licensees during the term of this Licence, provided, however, that for this purpose “modifications” shall not include any new process or element thereof utilizing different technology which may in future be developed by Licensor, if the lawful use, practice or exercise by Licensee of the rights generally reserved by applicable laws to owners or licensees of patent rights would not, as regards such technology, be contingent upon the existence of this License, for the reason that it is not an extension hereof.

(c)                                  Licensee shall have the right, at no additional cost, to use the modifications referred to in subsections (a) and (b) above in connection with the Project and in connection with the construction and operation of any other plant owned by Licensee that is covered by a license agreement between Licensor and Licensee that is in full force and effect.

6.                                       No Ownership Rights. Licensor has the exclusive right and interest in and to the Enerkem Technology, the Licensed Intellectual Property and the goodwill associated therewith. Licensee will not, directly or indirectly, contest Licensor’s ownership of the Enerkem Technology or the validity of the Licensed Intellectual Property.  Licensee’s use of the Enerkem Technology or the Licensed Intellectual Property does not give Licensee any ownership interest or other interest in or to the Enerkem Technology or the Licensed Intellectual Property except for the limited license(s) granted to Licensee.

7.                                      Assignment.

(a)                                  Licensee may not assign the limited license granted herein, in whole or in part, without the prior written consent of Licensor, which will not be unreasonably

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

withheld or delayed; provided, however, that no such consent shall be required if such assignment is:

(i)                                     to a purchaser of the Plant as a going business; provided that such purchaser is not a competitor of Licensor in the development of thermo-chemical processes; or

(ii)                                  a pledge of Licensee’s interest in this License to its lender(s), provided that no lender shall have a right to sell or otherwise use or transfer any such rights without the consent of Licensor except in connection with the sale of the Plant as a going business as provided in subsection (i) above, and provided further that any such lender must give Licensor prior notice of such sale or transfer, or

(iii)                               a transfer to an Affiliate, provided that any subsequent sale or other transfer or loss by Licensee of its controlling interest in such Affiliate shall be considered an assignment of the limited license granted herein and shall require consent under this subsection (a) unless such sale or transfer or loss of controlling interest is to, or in favour of, a non-competing purchaser of the Plant pursuant to clause (i).

(b)                                 Prior to any assignment (including, without limitation, any assignment that does not require the prior written consent of Licensor), Licensee shall obtain from the assignee a written instrument, in form and substance substantially in the form attached hereto as Exhibit 1 or 2, as applicable. Any assignment of this License shall not release Licensee from

(i)                                     its duties and obligations hereunder concerning the disclosure and use of the Enerkem Technology and the Licensed Intellectual Property, or

(ii)                                  damages to Licensor resulting from, or arising out of, a breach of such duties or obligations by Licensee or its Representatives.

(c)                                  Licensor may assign its right, title and interest in the Enerkem Technology and the Licensed Intellectual Property, in whole or part, subject to the limited license granted herein.

(d)                                 Notwithstanding any of the foregoing or any term of the above-noted assignment to the contrary, any assignment by Licensee to an Affiliate:

(i)                                     shall not relieve Licensee of its obligations under this License and Licensee shall be responsible for breaches of this License by its Affiliate to which it assigned its rights under this License; and

(ii)                                  shall cause such Affiliate to be liable for any amounts or any other obligation (whether arising from breach or otherwise) theretofore owed by

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Licensee to Licensor under this License prior to the effective time of assignment on a solidary basis with Licensee.

8.                                      Confidentiality.

(a)                                  Each of the Enerkem Technology and the Licensed Intellectual Property is confidential and proprietary. Licensee shall keep the Enerkem Technology/Licensed Intellectual Property confidential and shall use all reasonable efforts to maintain the Enerkem Technology/Licensed Intellectual Property as secret and confidential for the sole use of Licensee and its Representatives for the Project. Licensee shall retain all material concerning the Enerkem Technology/Licensed Intellectual Property at its principal place of business and/or the Plant.  Licensee shall not at any time without Licensor’s prior written consent, copy, duplicate, record, or otherwise reproduce the Enerkem Technology or the Licensed Intellectual Property or any material related thereto, in whole or in part, except for the conduct of the Project or otherwise make the same available to any unauthorized person.

(b)                                 Licensee shall not disclose the Enerkem Technology/Licensed Intellectual Property or any material related thereto except to its Representatives who are directly involved with the Project, and even then only to such extent as is necessary and essential for such Representative’s involvement; provided, however, Licensee shall not disclose all or any portion of the Enerkem Technology/Licensed Intellectual Property to any Representative who is a contractor, engineer, or an entity that performs construction or engineering services, unless Licensee has, prior to the commencement of any procurement process and prior to the disclosure of any Enerkem Technology or the Licensed Intellectual Property, provided Licensor with a list of all prospective contractors, engineers or other such entities, and Licensor has raised no objection to the proposed disclosure by Licensee to any such contractor, engineer or other entity.  Licensee shall inform each such Representative of the confidential and proprietary nature of such information and prior to any disclosure thereto, obtain from such Representative a written undertaking to respect such confidentiality. Licensee shall make all reasonable efforts to safeguard the Enerkem Technology and the Licensed Intellectual Property from disclosure by its Representatives to anyone other than permitted hereby.

(c)                                  Licensee shall notify Licensor immediately upon discovery of any unauthorized use or disclosure of the Enerkem Technology or the Licensed Intellectual Property, or any other breach of this License by Licensee or its Representatives, and shall cooperate with Licensor in every reasonable way to help Licensor regain possession of the Enerkem Technology/Licensed Intellectual Property and prevent its further unauthorized use or disclosure.

(d)                                 In the event that Licensee or its Representatives are required by law to disclose

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

the Enerkem Technology or the Licensed Intellectual Property, Licensee shall provide Licensor with prompt written notice of same so that Licensor may seek a protective order or other appropriate remedy. In the event that such protective order or other appropriate remedy is not obtained, Licensee or its Representatives will furnish only such material concerning the Enerkem Technology or the Licensed Intellectual Property which in the reasonable opinion of its or their legal counsel is legally required and will exercise its reasonable efforts to obtain reliable assurance that the Enerkem Technology or the Licensed Intellectual Property, as applicable, so disclosed will be accorded confidential treatment.

(e)                                  Licensee’s duty to hold Enerkem Technology and the Licensed Intellectual Property in confidence or to otherwise restrict its use shall not include any information or materials that Licensee can demonstrate by written documentation:

(i)                                     was lawfully in the possession of Licensee prior to disclosure by or on behalf of Licensor;

(ii)                                  was in the public domain prior to disclosure by or on behalf of Licensor;

(iii)                               was disclosed to Licensee by a third party having the legal right to possess and disclose such information and materials and such information or materials was not disclosed to such third party by or on behalf of Licensor; or

(iv)                              after disclosure by or on behalf of Licensor comes into the public domain through no fault of Licensee or its Representatives, provided that:

(1)                                  information shall not be deemed to be in the public domain merely because such information is embraced by more general disclosures in the public domain, and any combination of features shall not be deemed to be within this exception merely because individual features are in the public domain if the combination itself and its principles of operation are not in the public domain; and

(2)                                  in the event Licensor, its Representatives or its Affiliates discloses all or any part of the Enerkem Technology or the Licensed Intellectual Property in connection with the filing of one or more patents, information included in such filings shall not be considered in the “public domain” for purposes of this exceptions.

9.                                      Indemnity.

(a)                                  Licensee agrees to indemnify Licensor for any and all damages (including, without limitation, reasonable attorneys’ fees) arising out of or resulting from any unauthorized disclosure or use of the Enerkem Technology or the Licensed Intellectual Property by Licensee or its Representatives.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(b)                                 Licensee agrees that Licensor would be irreparably damaged by reason of a violation of the provisions contained herein and that any remedy at law for a breach of such provisions would be inadequate. Therefore, Licensor shall be entitled to seek injunctive or other equitable relief in a court of competent jurisdiction against Licensee or its Representatives for any unauthorized disclosure or use of the Enerkem Technology or the Licensed Intellectual Property without the necessity of proving actual monetary loss or posting any bond. It is expressly understood that the remedy described herein shall not be the exclusive remedy of Licensor for any breach of such covenants, and Licensor shall be entitled to seek such other relief or remedy, at law or in equity, to which it may be entitled as a consequence of any breach of such duties or obligations. The foregoing shall not be construed to permit Licensor to seek an injunction prohibiting the appropriate use of the Enerkem Technology or the Licensed Intellectual Property, as applicable, for the conduct of the Project unless this License has been terminated pursuant to section 10 below.

10.                               Termination.

(a)                                  If Licensee breaches any of its material duties or obligations under this License in a manner which results in unauthorized disclosure or use of the Enerkem Technology or the Licensed Intellectual Property to the material detriment of Licensor, then Licensor may terminate this License and the limited license granted herein upon written notice to Licensee and, if Licensor reasonably determines such breach is capable of being cured, Licensee fails to cure the breach within five (5) days of such notice, provided there will be no right to cure any such subsequent breaches and provided that upon such cure Licensee will not be relieved of liability to Licensor for any damages caused by such breach.

(b)                                 Without limiting the foregoing, this License may also be terminated by Licensor:

(i)                                     on the additional grounds (if any) set forth in the Specific License;

(ii)                                  if Licensee fails to pay to Licensor any amount set forth in the Specific License;

(iii)                               if this License is assigned in breach of the provisions hereof by Licensee; or

(iv)                              if Licensee or any Affiliate of Licensee uses a technology competing with the Enerkem Technology or the Licensed Intellectual Property for producing transportation fuels.

(c)                                  Upon termination of this License, Licensee shall cease any and all use of the Enerkem Technology and all Licensed Intellectual Property for any purpose (including, without limitation, the Project) and, upon request by Licensor, shall

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

promptly return to Licensor all documents in the possession of Licensee or its Representatives that contain Enerkem Technology or Licensed Intellectual Property in whatever format, whether written or electronic, including any and all copies or reproductions of the Enerkem Technology/Licensed Intellectual Property.  Licensee shall permanently delete all such Enerkem Technology/Licensed Intellectual Property from its computer hard drives and any other electronic storage medium (including any backup or archive system).  Licensee shall deliver to Licensor a written certificate which certifies that all electronic copies or reproductions of the Enerkem Technology/Licensed Intellectual Property have been permanently deleted.

(d)                                 The duties and obligations of Licensee under this License, and all of the provisions relating to the enforcement of such duties and obligations, shall survive and remain in full force and effect notwithstanding any termination of this License.

11.                                 Representations and Warranties of Licensor.  Licensor represents and warrants to and in favour of Licensee that as of the date of the Specific License, Licensor has the right and authority to grant to Licensee a license in the Enerkem Technology and the Licensed Intellectual Property upon the terms and conditions set forth herein.

12.                               Intellectual Property Rights.

(a)                                  Licensor has not received notice of any pending lawsuit against Licensor and/or one or more of its customers under which a third party claims that the Enerkem Technology or the Licensed Intellectual Property infringes any rights under patents, trade secrets, copyright or other intellectual property rights of such third party.

(b)                                 Licensor shall indemnify and hold harmless Licensee from and against any and all claims arising out of or resulting from the infringement of any rights under patents, trade secrets, copyright or other intellectual property rights in respect to Licensee’s use of the Enerkem Technology or the Licensed Intellectual Property for the Project in accordance with this License.

(c)                                  Licensee shall promptly notify Licensor upon becoming aware of any such claim. Licensor shall retain the right to prosecute at its own expense all infringements of the Enerkem Technology and the Licensed Intellectual Property and, in furtherance of such right, Licensee hereby agrees that Licensor may include Licensee as a party plaintiff in any such suit, without expense to Licensee.  The total cost of any such infringement action commenced or defended solely by Licensor shall be borne by Licensor and Licensor shall keep any recovery or damages for past infringement derived therefrom. In any infringement suit Licensor may institute to enforce the Enerkem Technology or the Licensed Intellectual Property pursuant to this License, Licensee shall, at the request and

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

expense of Licensor, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

(d)                                 Licensor, in order to avoid any such claim, shall have the right at its expense to substitute a non-infringing invention, design, process, product or device or to modify such infringing invention, design, process, product or device so it becomes non-infringing, or to obtain the necessary licenses to use the infringing invention, design, process, product or device, provided that such substituted and modified invention, design, process, product or device shall meet all the requirements and be subject to all the provisions of this License (collectively, the “Workaround”).

(e)                                  If:

(i)                                     an injunction is issued in respect of the use of the Enerkem Technology or the Licensed Intellectual Property; or

(ii)                                  it can be reasonably expected that the costs to both bring the claim to conclusion and provide Licensee with the continued right to use the Enerkem Technology or the Licensed Intellectual Property, as applicable, will likely exceed the limit provided for below, then Licensor shall be required to so notify Licensee, and Licensor shall take those actions contemplated by subsection (d) to conduct a Workaround.

(f)                                    Licensee shall have the right to be represented at its cost and expense in any suit or proceeding involving any such claim by legal counsel of its choosing. Licensor shall not settle any such claim without obtaining the written consent of Licensee should such settlement involve any liability on Licensee.

(g)                                 Notwithstanding the foregoing, should Licensor fail to perform its indemnification obligation as set forth in subsection (b) above, Licensee may elect to not have the benefit of the foregoing indemnity and to assume the sole defense and settlement of any claim (subject to there being no acknowledgement by Licensee that the Enerkem Technology or the Licensed Intellectual Property infringes such third party’s rights). In such event, Licensor shall provide all assistance reasonably requested by Licensee in respect of such claim. Should a claim be made and Licensee has elected to assume the sole defense and settlement of such claim, Licensor shall co-operate with Licensee to identify other potential customers of Licensor that may be subject to the same or similar claims for the purposes of considering methods of minimizing the costs of defense and settlement.

13.                                 Arbitration.  Any dispute between the Parties arising out of or in connection with this License shall exclusively and finally be resolved by binding arbitration, to the exclusion

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

of courts, under the Rules of Arbitration of the International Chamber of Commerce by a single arbitrator appointed in accordance with the said Rules. The arbitration shall be held in Montreal, Quebec, the language used in the arbitration shall be English and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

14.                               Notices.

(a)                                  Any notice, demand, approval, consent or other communication permitted or required to be given pursuant to this License shall be in writing and shall be given by personal delivery or by telecopier to the address set forth for the relevant Party in the Specific License.

(b)                                 Each such communication shall be deemed to have been received:

(i)                                     on the date of delivery, if prior to 4:00 p.m. (local time) on a Business Day;

(ii)                                  at the time of transmission by telecopier, if prior to 4:00 p.m. (local time) on a Business Day; or

(iii)                               otherwise, on the next following Business Day after delivery or transmission.

(c)                                  A Party may, at any time and from time to time, change its address for delivery or communication by giving notice to the other parties in accordance with this section.

15.                               Governing Law and Jurisdiction.

(a)                                  This License and all documents delivered hereunder shall be deemed to be contracts made under the laws of the Province of Quebec and for all purposes including matters of construction, validity and performance shall be governed by the laws of such Province.

(b)                                 Each of the parties hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of such Province.

(c)                                  The United Nations Convention on Contracts for the International Sales of Goods shall not apply to this License. The parties agree that the Uniform Computer Information Transactions Act or any version thereof, adopted by any state located in the United States in any form (“UCITA”) shall not apply to this License. To the extent that UCITA is applicable, the parties agree to opt out of the applicability of UCITA pursuant to the opt-out provisions contained therein.

(d)                                 The parties acknowledge their intent that the license granted under this License is

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

intended to survive the bankruptcy of Licensor.

16.                               General Provisions.

(a)                                  Time of Essence.  Time shall be of the essence of this License and of every part hereof.

(b)                                 Time for Action.  If the time at which any action is required to be taken by a Party pursuant to this License falls on a day which is not a Business Day, then the action required to be taken shall be taken on the next day that is a Business Day.

(c)                                  Amendment of License. No supplement, modification, waiver or termination of this License shall be binding unless executed in writing by both of the parties.

(d)                                 Non-Waiver

(i)                                     No consent to or waiver of any breach or default by a Party in the performance of its obligations hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance by such Party of the same or any other obligations of such Party hereunder.

(ii)                                  Failure on the part of a Party to complain of any act or failure to act by any other Party or to declare any other Party in default, irrespective of how long such failure continues, shall not constitute a waiver by such Party of its rights hereunder.

(e)                                  Enurement.  This License shall be binding upon and enure to the benefit of the parties and their respective successors and permitted assigns.

(f)                                    Further Assurances.  Each of the parties shall, from time to time hereafter and upon any reasonable request of either of the other parties, make or cause to be made all such further acts, deeds, assurances and things as may be required to more effectually implement the true intent of this License.

(g)                                 Rights of Parties Independent.  The rights available to the parties under this License and at law shall be deemed to be several and not dependent on each other and each such right shall be accordingly construed as complete in itself and not by reference to any other such right.  Any one or more or any combination of such rights may be exercised by a Party from time to time and no such exercise shall exhaust the rights or preclude any other Party from exercising any one or more of such rights or combination thereof from time to time thereafter or simultaneously.

(h)                                 Severability.  If any covenant, obligation or agreement of this License, or the application thereof to any Person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this License or the application of such

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covenant, obligation or agreement to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each covenant, obligation and agreement of this License shall be separately valid and enforceable to the fullest extent permitted by law.

(i)                                     Entire Agreement.  The terms and conditions of this License constitute the entire agreement between the parties with respect to the subject matter hereof and supersede any prior understandings, agreements or representations by or between the parties, written or oral. Any rule of construction to the effect that any ambiguity is to be resolved against the drafting party shall not be applicable in the interpretation of this License.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

EXHIBIT 1

ASSIGNMENT TO PURCHASER

THIS ASSIGNMENT, dated as of                                 , (the “Effective Date”) (the “Assignment”), is by and between [NAME OF LICENSEE], (“Assignor) and a                                                                  (“Assignee”).  Capitalized terms used and not otherwise defined herein have the meanings given to such terms in the License (as defined below).

RECITALS

WHEREAS, Assignor owns and operates a biofuels facility located in [LOCATION] (the “Plant”);

WHEREAS, Assignor and Enerkem Inc. (“Licensor”), have entered into that certain license, dated as of                                           , (as amended, restated, modified or otherwise supplemented from time to time in accordance with the terms thereof, the “License”), pursuant to which Licensor granted to Assignor a license to use proprietary technology and information of Licensor in connection with the design, construction, operation, maintenance and repair of the Plant;

WHEREAS, Assignor and Assignee have entered into a [Purchase Agreement], dated                                                   , pursuant to which Assignor has agreed to sell, transfer and assign to Assignee, as of the Effective Date, all or substantially all of its right, title and interest in the Plant; and

WHEREAS, Assignor and Assignee desire that Assignor assign to Assignee all of Assignor’s right, title and interest in, to and under the License;

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

(a)                                  Assignment. Assignor hereby assigns all of its right, title and interest in, to and under the License to Assignee.

(b)                                 Acceptance. Assignee hereby accepts such assignment and agrees to be substituted for the Assignor under the License as from the opening of business (the “Effective Time”) on the Effective Date and to be bound thereafter by all of the terms and provisions of the License to the same extent as Assignor, as a direct obligation to Licensor and for the express benefit of Licensor. Aside from any unpaid license fees, Assignee shall not be liable hereunder for any amounts or any other obligation (whether arising from breach or otherwise) theretofore owed by Assignor to Licensor under the License prior to the Effective Time. Assignee hereby acknowledges receipt of a copy of the License.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(c)                                  Confidentiality. Nothing in this Assignment shall be construed or interpreted as releasing Assignor from its duties and obligations under the License concerning the use and disclosure of the Proprietary Property or any damages to Licensor resulting from, or arising out of, a breach by Assignor (or its Representatives) of any such duty or obligation.

(d)                                 Governing Law: Submission to Jurisdiction. This Assignment and all documents delivered hereunder shall be deemed to be contracts made under the laws of • and for all purposes including matters of construction, validity and performance shall be governed by the laws of •.  Each of the parties hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of •.

(e)                                  Counterparts. This Assignment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same instrument.

(f)                                    Successors and Assigns: Third-Party Beneficiary. This Assignment will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The parties expressly intend that Licensor be a third-party beneficiary to this Assignment and that Licensor shall have the right to enforce the terms and provisions hereof against the parties hereto to the same extent as if Licensor had been a party to this Assignment.

IN WITNESS WHEREOF, the parties have caused this Assignment to be duly executed and delivered by their respective officers thereunto duly authorized on the date first above written.

[EXECUTION BLOCKS]

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EXHIBIT 2

ASSIGNMENT TO LENDER

This ASSIGNMENT, dated as of                                 , (the “Effective Date”) (the “Assignment”), is by and between [NAME OF LICENSEE], (“Assignor”) and a                                                                  (“Assignee”).  Capitalized terms used and not otherwise defined herein have the meanings given to such terms in the License (as defined below).

RECITALS

WHEREAS, Assignor owns and operates a biofuels facility located in [LOCATION] (the “Plant”);

WHEREAS, Assignor and Enerkem Inc. (“Licensor”), have entered into that certain license, dated as of                                           , (as amended, restated, modified or otherwise supplemented from time to time in accordance with the terms thereof, the “License”), pursuant to which Licensor granted to Assignor a license to use proprietary technology and information of Licensor in connection with the design, construction, operation, maintenance and repair of the Plant;

WHEREAS, Assignor and Assignee have entered into a [Credit Agreement], dated                                 , (as amended, restated, modified or otherwise supplemented from time to time, the “Credit Agreement”), pursuant to which Assignee has made or will make loans (the “Loans”) to Assignor for the purpose (among other things) of financing the construction and/or operations of the Plant; and

WHEREAS, Assignor and Assignee desire that Assignor assign to Assignee, as collateral security for the Loans and all other obligations under the Credit Agreement, all of Assignor’s right, title and interest in, to and under the License;

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

(a)                                  Assignment. Subject to subsection (b) below, Assignor hereby assigns all of its right, title and interest in, to and under the License (the “Assigned Rights”) to Assignee.

(b)                                 Effective Date.

(i)                                     Unless and until Assignee gives notice to Assignor and Licensor that, as from the date (the “Effective Date”) specified in such notice, Assignee is assuming the Assigned Rights, Assignor shall continue to have and exercise all of the Assigned Rights.

(ii)                                  As from the opening of business (the “Effective Time”) on the Effective Date, all

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rights of Assignor in respect of the Assigned Rights shall terminate and shall thereafter be held and exercised by Assignee, which shall thereafter, subject to clause (iv) below, be bound by all of the terms and provisions of the License to the same extent as Assignor, as a direct obligation to Licensor and for the express benefit of Licensor. Assignee agrees to pay to Licensor any outstanding license fee but otherwise shall not be liable for any amounts owed by Assignor to Licensor under the License (including, without, limitation, damages arising from any breach by Assignor of the covenants contained in the License occurring prior to the Effective Date). Assignee hereby acknowledges receipt of a copy of the License.

(iii)                               The Assigned Rights may be exercised on behalf of Assignee by a receiver, manager or other like representative, but Assignee shall be liable for any acts or omissions of such a representative as if they had been committed by Assignee directly.

(iv)                              Assignee shall, in the event of a sale or other disposition of the Plant, have the right to further assign the Assigned Rights to the purchaser or other entity acquiring the same (a “Substitute Owner) to which the Assignor would have been permitted to assign the Assigned Rights pursuant to the License, and in that case

(i)                                     the Substitute Owner will, as from the effective date of such transaction, be substituted for Assignor under the License if such Substitute Owner executes and delivers to Licensor a written instrument, in form and substance reasonably acceptable to Licensor, agreeing to be bound by all of the provisions of the License, and

(ii)                                  as from such effective date, the Assignee shall cease to be liable for any matter arising after such date (including, without limitation, damages arising from any breach by the Substitute Owner of the covenants contained in the License), provided, however, that the assignment of the License to the Substitute Owner shall not release the Assignee from

(A)                              its duties and obligations under the License concerning the disclosure and use of the Proprietary Property, or

(B)                                damages to Licensor resulting from, or arising out of, a breach of such duties or obligations by Assignee or its Representatives.

(c)                                 Governing Law: Submission to Jurisdiction.  This Assignment and all documents delivered hereunder shall be deemed to be contracts made under the laws of • and for all purposes including matters of construction, validity and performance shall be governed by the laws of •.  Each of the parties hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of •.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(d)                                 Counterparts. This Assignment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same instrument.

(e)                                  Successors and Assigns: Third-Party Beneficiary. This Assignment will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The parties expressly intend that Licensor be a third-party beneficiary to this Assignment and that Licensor shall have the right to enforce the terms and provisions hereof against the parties hereto to the same extent as if Licensor had been a party to this Assignment.

IN WITNESS WHEREOF, the parties have caused this Assignment to be duly executed and delivered by their respective officers thereunto duly authorized on the date first above written.

[EXECUTION BLOCKS]

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ATTACHMENT 2
DESCRIPTION OF ENERKEM TECHNOLOGY

[ * ]

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ATTACHMENT 3
LICENSOR’S COMPENSATION

[ * ]

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September 30 2011

EXHIBIT D — RECIPIENT CHANGE REQUEST QUESTIONNAIRE

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RECIPIENT CHANGE REQUEST

QUESTIONNAIRE

Recipient Name: Enerkem Corporation

Address: 222 Delaware Ave, 9th Floor, Wilmington, DE, 19801-1621

Principal Investigator: Stephanie Isaacs

DOE Award #: DE-EE0002882	DUNS#: 830987520	TIN: 680678413

Proposed Transferee: Enerkem Mississippi Biofuels LLC

Address: 222 Delaware Ave, 9th Floor, Wilmington, DE, 19801-1621

Principal Investigator: Stephanie Isaacs

“Recipient”                                  =    the existing awardee under the DOE Award

“Transferee”                           =    the person or entity agreeing to accept the Recipient’s rights and responsibilities under the DOE Award

1.               Please describe the reason for the requested transfer of the DOE Award from Recipient to Proposed Transferee:

To understand the reason behind the requested transfer we begin with a brief description of the corporate structure for the group that the Recipient and the Proposed Transferee are part of.  The Recipient (“Enerkem Corporation”) is a Delaware corporation that is owned by Enerkem Inc.

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(“Enerkem”), a corporation created under the Canada Business Corporations Act.  Enerkem is majority.  owned and controlled by US-based shareholders.  The Proposed Transferee (Enerkem Mississippi Biofuels LLC) is a limited liability company created under the laws of Delaware, and is 200% owned by Enerkem Mississippi Biofuels Holdings LLC (“EMS Holdings LLC”), a limited liability company also created under the laws of Delaware, which in turn is 100% owned by the Recipient.  Please see section 6 for a corporate structure diagram of the entities involved.

Two changes to the corporate structure have occurred; (i) the establishment of EMB Holdings LLC and (ii) the creation of the Proposed Transferee.  The reasons for the creation of these two new entities are summarized below:

EMB Holdings LLC was created for the purposes of implementing a project finance loan structure guaranteed by the U.S. Department of Agriculture (the “Transaction”).  The entity was created [ * ].

In addition, the requested transfer of the award from the Recipient to the Proposed Transferee stems from [ * ].

The Proposed Transferee will build, own and operate the Pontotoc biorefinery, while the Project team technical and management staff will be comprised mostly of employees of Enerkem Inc., which acts as an EPCM services supplier for all of its projects.  The operations staff will be employees of the Proposed Transferee.

The requested transfer has several advantages for both Enerkem and the Federal Government:

•                  [ * ]

•                  [ * ]

•                  [ * ]

2.               What is the existing legal relationship between the Recipient and the Proposed Transferee (Check all that apply):

☐            Unrelated entities (e.g.  no common owner, assets, or employers)

☒                                  Parent: Enerkem Corporation Subsidiary: Enerkem Mississippi Biofuels LLC % Owned: 100%

(Please specify which entity is parent and which entity is Subsidiary)

☐            Joint venture partner.  Please describe the nature of the joint venture:

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☐                                    Proposed Transferee does not yet exist.  Please note details re: formation of proposed Transferee, e.g.  formation date, founder, and reason for the formation of Transferee:

☐                                    Recipient is legally changing name to                                             , but no assets, stock, employees, or other ownership interests are changing.  Effective date of name change is:                       .

Please attach copy of the document effecting the name change.

☐            Proposed Transferee is a sub-recipient under the award.

☒                                  Other, please describe: Enerkem Mississippi Biofuels LLC(Proposed Transferee) is a 100% owned subsidiary of Enerkem Mississippi Biofuels Holdings LLC, which is 100% owned by Enerkem Corporation (Recipient)

3.               What type of agreement has been or will be executed between the Recipient and the Proposed Transferee that is precipitating the request for a change to the DOE Award:

☐            Acquisition — of Recipient by Proposed Transferee

(Purchase of all assets and liabilities; acquiring company continues to function and acquired company ceases to exist)

☐            Asset Sale - from Recipient to Proposed Transferee

(No liabilities transferred, e.g. bankruptcy liquidation)

☐            Merger - of Recipient and Proposed Transferee

(Exchange of stock between Recipient and another company resulting in a single company, the Proposed Transferee, replacing both of the old companies)

☐            Consolidation - of Recipient into Proposed Transferee

(All assets and liabilities of Recipient are absorbed by Transferee and Transferee retains original identity)

☐            Downstream Merger - of Recipient into Proposed Transferee

(Partially owned subsidiary takes over its parent company)

☐                                    No agreement will be executed because Proposed Transferee is not a legally separate entity from Recipient and Recipient is only changing name to that of Proposed Transferee.

☐            Assignment of Award Agreement from Recipient to sub-Recipient

☒                                  Other.  Please explain: Assignment of award DE-EE0002882, Heterogeneous Feed Biorefinery Project in Pontotoc, Mississippi, From the Recipient to the Proposed

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Transferee, acquisition by the Recipient of all shares in the holding entity, (Enerkem Mississippi Biofuels Holdings LLC) and acquisition by the holding entity of all shares in the Proposed Transferee.

Are there any assets, stock, or ownership interests being sold or transferred to any person or entity other than the Proposed Transferee:

☐	Yes	☒	No	☐	NA

3.               Will the indirect cost rates change as a result of the transfer of the award from the Recipient to the Proposed Transferee:

☐	Yes	☒	No

4.     Please provide the following information:

Actual Federal Share Spent, As of December 31, 2010			Cost Share Accrued As of December 31, 2010
$	[ *	]	$	[ *	]

DUNS # of Proposed Transferee: 830512609

Taxpayer ID (TIN) of Proposed Transferee: Transferee is a disregarded entity and therefore Taxpayer ID will be the same as Enerkem Corporation.

5.              Attach any diagrams depicting the existing and/or restructured relationship between the Recipient and the Proposed Transferee.

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6.               Attach a list of assets related to the Award (including any cash or cash equivalents) that are being transferred between the Recipient and the Proposed Transferee.

1.             DOE Award Agreement

2.             Procurement/partnership contracts

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3.               License to use Enerkem Inc.’s (the parent company) Intellectual Property for the purpose of the project

I am a duly authorized representative of the Recipient and I certify that the answers above are correct to the best of my knowledge.

/s/ Jocelyn Auger	March 22, 2011
(Signature of Authorized Official)	Date

Recipient/Transferor

Printed Name of Official: Mr. Jocelyn Auger

Title: Corporate Secretary

I am a duly authorized Representative of the Proposed Transferee and I certify that I have reviewed and agree with the Recipients’ answers contained in the questionnaire.

/s/ Jocelyn Auger	March 22, 2011
(Signature of Authorized Official)	Date

Proposed Transferee

Printed Name of Official: Mr. Jocelyn Auger

Title: Corporate Secretary

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March 11, 2011

BY EMAIL

Julie K. Anderson

U.S. DEPARTMENT OF ENERGY

Golden Field Office

Julie.anderson@go.doe.gov

Dear Ms. Anderson:

Re:                               Enerkem Corporation’s Heterogeneous Feed Biorefinery Project EE0002882 in Pontotoc, Mississippi (the “Project’) Award Novation — clarifications regarding the creation of a new entity

Further to our phone discussion of March 1, 2011, I am hereby providing you with the information you requested regarding the creation of a new holding entity, EMB Holdings LLC (“Holdco”), for the purposes of implementing a project finance loan structure guaranteed by the U.S. Department of Agriculture (the “Transaction”).

New Structure

As you know, the previous corporate structure in place had Enerkem Corporation (“Enerkem Corp”) hold a 100% participation in Enerkem Mississippi Biofuels LLC (“EMB”).  Under the new structure, Holdco is wholly-owned by Enerkem Corp and in turn holds a 100% participation in EMB (as illustrated in the Corporate Diagram attached as Appendix A hereto).

Purpose of New Structure

[ * ]

Implementation of New Structure

[ * ]

Trusting the clarification to be satisfactory, we remain,

Yours very truly

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/s/ Jocelyn Auger

Jocelyn Auger
Vice President and General Counsel

JA/si

Encl.	Corporate Diagram
[ * ]

c.c.	Brenda Dias, Grants and Agreements Specialist
Stephanie Nimmagadda, Procurement Specialist

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APPENDIX A

CORPORATE DIAGRAM

“Enerkem Group - USA” Proforma Corporate Chart - Subsidiaries

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APPENDIX B

[ * ]

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September 30 2011

EXHIBIT E - CERTIFICATE OF FORMATION FOR TRANSFEREE

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I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF “ENERKEM MISSISSIPPI BIOFUELS LLC”, FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF OCTOBER, A. D. 2010, AT 3:10 O’CLOCK P.M.

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1

CERTIFICATE OF FORMATION

OF

ENERKEM MISSISSIPPI BIOFUELS LLC

This Certificate of Formation is executed as of October 28, 2010 in order to form a limited liability company pursuant to the Delaware Limited Liability Company Act, 6 Del C. §§ 18-101 et seq. (the “Act”).

1.             The name of the limited liability company is Enerkem Mississippi Biofuels LLC (the “Company”).

2.             The Company’s registered office in the State of Delaware is located at 222 Delaware Avenue, 9th Floor, Wilmington, New Castle County, Delaware 19801, and its registered agent at that address is The Delaware Corporation Agency, Inc.

IN WITNESS WHEREOF, the undersigned, for the purpose of forming a limited liability company pursuant to the Act, has executed this Certificate of Formation as of the day and year first aforesaid.

/s/ Elizabeth A. Rocco	(SEAL)
Elizabeth A. Rocco
Authorized Person

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

September 30, 2011

EXHIBIT F - CERTIFICATE OF FORMATION FOR HOLDCO

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF “EMB HOLDINGS LLC”, FILED IN THIS OFFICE ON THE NINTH DAY OF MARCH, A. D. 2011, AT 3:12 O’CLOCK P.M.

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1

CERTIFICATE OF FORMATION

OF

EMB HOLDINGS LLC

This Certificate of Formation is executed as of March 9, 2011, in order to form a limited liability company pursuant to the Delaware Limited Liability Company Act, 6 Del C. §§ 18-101 et seq. (the “Act”).

1.             The name of the limited liability company is EMB Holdings LLC (the “Company”).

2.             The Company’s registered office in the State of Delaware is located at 222 Delaware Avenue, 9th Floor, Wilmington, New Castle County, Delaware 19801, and its registered agent at that address is The Delaware Corporation Agency, Inc.

IN WITNESS WHEREOF, the undersigned, for the purpose of forming a limited liability company pursuant to the Act, has executed this Certificate of Formation as of the day and year first aforesaid.

/s/ Elizabeth A. Rocco	(SEAL)
Elizabeth A. Rocco
Authorized Person

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.